SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                              AXP Bond Fund, Inc.
                        AXP California Tax-Exempt Trust
                            AXP Discovery Fund, Inc.
                          AXP Equity Select Fund, Inc.
                          AXP Extra Income Fund, Inc.
                         AXP Federal Income Fund, Inc.
                            AXP Global Series, Inc.
                            AXP Growth Series, Inc.
                      AXP High Yield Tax-Exempt Fund, Inc.
                          AXP International Fund, Inc.
                          AXP Investment Series, Inc.
                            AXP Managed Series, Inc.
                       AXP Market Advantage Series, Inc.
                         AXP Money Market Series, Inc.
                         AXP New Dimensions Fund, Inc.
                           AXP Partners Series, Inc.
                    AXP Partners International Series, Inc.
                         AXP Precious Metals Fund, Inc.
                           AXP Progressive Fund, Inc.
                            AXP Selective Fund, Inc.
                      AXP Special Tax-Exempt Series Trust
                              AXP Stock Fund, Inc.
                           AXP Strategy Series, Inc.
                          AXP Tax-Exempt Series, Inc.
                         AXP Tax-Free Money Fund, Inc.
                        AXP Utilities Income Fund, Inc.
                  AXP Variable Portfolio - Income Series, Inc.
                AXP Variable Portfolio - Investment Series, Inc.
                 AXP Variable Portfolio - Managed Series, Inc.
               AXP Variable Portfolio - Money Market Series, Inc.
                 AXP Variable Portfolio - Partners Series, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

                            AMERICAN EXPRESS(R) FUNDS
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268
                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                          To be held November 13, 2002

Retail Funds

AXP(R) Bond Fund, Inc.
AXP California Tax-Exempt Trust
  - AXP California Tax-Exempt Fund
AXP Discovery Fund, Inc.
AXP Equity Select Fund, Inc.
AXP Extra Income Fund, Inc.
AXP Federal Income Fund, Inc.
  - AXP Federal Income Fund
  - AXP U.S. Government Mortgage Fund
AXP Global Series, Inc.
  - AXP Emerging Markets Fund
  - AXP Global Balanced Fund
  - AXP Global Bond Fund
  - AXP Global Growth Fund
  - AXP Global Technology Fund
AXP Growth Series, Inc.
  - AXP Growth Fund
  - AXP Large Cap Equity Fund
  - AXP Large Cap Value Fund
  - AXP Research Opportunities Fund
AXP High Yield Tax-Exempt Fund, Inc.
AXP International Fund, Inc.
  - AXP European Equity Fund
  - AXP International Fund
AXP Investment Series, Inc.
  - AXP Diversified Equity Income Fund
  - AXP Mid Cap Value Fund
  - AXP Mutual
AXP Managed Series, Inc.
  - AXP Managed Allocation Fund
AXP Market Advantage Series, Inc.
  - AXP Blue Chip Advantage Fund
  - AXP International Equity Index Fund
  - AXP Mid Cap Index Fund
  - AXP S&P 500 Index Fund
  - AXP Small Company Index Fund
AXP Money Market Series, Inc.
  - AXP Cash Management Fund
AXP New Dimensions Fund(R), Inc.
  - AXP Growth Dimensions Fund
  - AXP New Dimensions Fund
AXP Partners Series, Inc.
  - AXP Partners Fundamental Value Fund
  - AXP Partners Select Value Fund
  - AXP Partners Small Cap Core Fund
  - AXP Partners Small Cap Value Fund
  - AXP Partners Value Fund
AXP Partners  International Series, Inc.
  - AXP Partners International  Aggressive Growth Fund
  - AXP Partners International  Select Value Fund
AXP Precious Metals Fund, Inc.
AXP Progressive Fund, Inc.
AXP Selective Fund, Inc.

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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   1

AXP Special Tax-Exempt Series Trust
  - AXP Insured Tax-Exempt Fund
  - AXP Massachusetts Tax-Exempt Fund
  - AXP Michigan Tax-Exempt Fund
  - AXP Minnesota Tax-Exempt Fund
  - AXP New York Tax-Exempt Fund
  - AXP Ohio Tax-Exempt Fund
AXP Stock Fund, Inc.
AXP Strategy Series, Inc.
  - AXP Equity Value Fund
  - AXP Focused Growth Fund
  - AXP Partners Small Cap Growth Fund
  - AXP Small Cap Advantage Fund
  - AXP Strategy Aggressive Fund
AXP Tax-Exempt Series, Inc.
  - AXP Intermediate Tax-Exempt Fund
  - AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund, Inc.
AXP Utilities Income Fund, Inc.
  - AXP Utilities Fund

Variable Portfolio Funds

AXP Variable Portfolio - Income Series, Inc.
  - AXP Variable Portfolio - Bond Fund
  - AXP Variable Portfolio - Extra Income Fund
  - AXP Variable Portfolio - Federal Income Fund
  - AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Investment Series, Inc.
  - AXP Variable Portfolio - Blue Chip Advantage Fund
  - AXP Variable Portfolio - Capital Resource Fund
  - AXP Variable Portfolio - Emerging  Markets Fund
  - AXP Variable Portfolio - Equity  Select Fund
  - AXP Variable Portfolio - Growth  Fund
  - AXP Variable Portfolio - International  Fund
  - AXP Variable Portfolio - New  Dimensions Fund(R)
  - AXP Variable Portfolio - S&P 500 Index Fund
  - AXP Variable Portfolio - Small  Cap  Advantage  Fund
  - AXP Variable Portfolio - Stock  Fund
  - AXP Variable Portfolio - Strategy Aggressive Fund
AXP Variable Portfolio - Managed Series, Inc.
  - AXP Variable Portfolio - Diversified Equity Income Fund
  - AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - Money Market Series, Inc.
  - AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Partners Series, Inc.
  - AXP Variable Portfolio - Partners Small Cap Value Fund


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2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Your fund will hold a shareholders' meeting at 11:00 a.m. on November 13, 2002, at The Marquette Hotel, 701 Marquette Avenue, Minneapolis, MN in the Red River Room on the third floor. This will be a joint meeting of the funds listed above. The purpose of the meeting is to consider the issues described in the following pages. You are entitled to vote at the meeting if you were a shareholder on September 14, 2002. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card. It is important that you vote. The Board recommends that you vote FOR each proposal.

By Order of the  Board of Directors/Trustees




Leslie L. Ogg, Secretary
September 14, 2002


--------------------------------------------------------------------------------

AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   3

                                 PROXY STATEMENT
This is a combined proxy statement for all of the funds listed on the first page. There are five sections to this proxy statement:

Section                                                  Page
A -- Overview                                              5

B -- Fund Proposals                                        8


C -- Proxy Voting and Shareholder Meeting Information     37

D -- Fund Information                                     40

E -- Board Member Information                             86

Please be sure to read the proxy statement before you vote. Enclosed is a proxy voting card listing the proposals for each of the funds you own. It is important that you vote for each fund. If you have questions, please call your advisor or call client services toll free at (866) 208-5310. This proxy statement was first mailed to shareholders the week of September 15, 2002.


--------------------------------------------------------------------------------
                            PLEASE VOTE IMMEDIATELY.
    Your  prompt  response  will save your fund the cost of additional mailings.
            Your  vote is  important  no  matter  how  many shares you own.
--------------------------------------------------------------------------------



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4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SECTION A -- OVERVIEW
The Boards of Directors/Trustees (the "Board") of the American Express Funds are asking you to vote on the following proposals. The proposals are described in detail in Section B.

---------------------------------------------------------------- --------------------------------------------------------------
PROPOSAL                                                         FUNDS AFFECTED
---------------------------------------------------------------- --------------------------------------------------------------
1. Elect Board members                                           All Funds
---------------------------------------------------------------- --------------------------------------------------------------
2. Amend the Articles of
   Incorporation/ Declaration of Trust to:
    A. Allow one vote/dollar instead of one vote/share           A. All Funds


    B. Change the name of the corporation                        B. Bond, Discovery, Equity Select, European Equity, Extra
                                                                    Income,  Federal Income, Growth Dimensions, High Yield
                                                                    Tax-Exempt, International, New Dimensions, Precious
                                                                    Metals, Progressive, Selective, Stock,  Tax-Free Money,
                                                                    U.S. Government Mortgage, Utilities

---------------------------------------------------------------- --------------------------------------------------------------
3. Approve a policy authorizing                                  Blue Chip Advantage, Diversified Equity Income, Emerging
   American Express Financial Corporation ("AEFC"), subject to   Markets, Equity Select, Equity Value, European Equity,
   Board approval, to retain and replace subadvisers, or to      Focused Growth, Global Balanced, Global Growth, Global
   modify subadvisory agreements, without shareholder approval   Technology, Growth,  Growth Dimensions, International,
                                                                 Managed Allocation, Mid Cap Index, Mutual, New Dimensions,
                                                                 Precious Metals, Research Opportunities, S&P 500 Index,
                                                                 Small Cap Advantage, Small Company Index, Stock, Strategy
                                                                 Aggressive, Utilities and all Variable Portfolio Funds
                                                                 except VP-Partners Small Cap Value
---------------------------------------------------------------- --------------------------------------------------------------

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   5



---------------------------------------------------------------- --------------------------------------------------------------
PROPOSAL                                                         FUNDS AFFECTED
---------------------------------------------------------------- --------------------------------------------------------------
4. Approve changes to the Investment Management Services
   Agreement:
   A. Add a performance incentive adjustment ("PIA")             A. Global Technology, VP-Capital Resource, VP-International,
                                                                    VP-Managed, VP-New Dimensions,  VP-Strategy Aggressive

   B. Modify the PIA calculation                                 B. Blue Chip Advantage, Discovery, Diversified Equity
                                                                    Income,  Emerging Markets, Equity Select,  Equity Value,
                                                                    European Equity,  Focused Growth, Global Balanced,
                                                                    Global Growth, Growth,  Growth Dimensions,
                                                                    International, Large Cap Equity, Large Cap Value,
                                                                    Managed Allocation, Mid Cap Value, Mutual, New
                                                                    Dimensions,  Partners Fundamental Value,  Partners
                                                                    International Aggressive Growth, Partners International
                                                                    Select Value, Partners Select Value,  Partners Small Cap
                                                                    Core,  Partners Small Cap Growth,  Partners Small Cap
                                                                    Value,  Partners Value, Precious Metals, Progressive,
                                                                    Research Opportunities, Small Cap Advantage, Stock,
                                                                    Strategy Aggressive, Utilities,  VP-Blue Chip Advantage,
                                                                    VP-Diversified Equity Income,  VP-Emerging Markets,
                                                                    VP-Equity Select, VP-Growth, VP-Partners Small Cap
                                                                    Value, VP-Small Cap Advantage, VP-Stock

   C. Eliminate the PIA                                          C. Small Company Index

   D. Change the investment manager from IDS Life Insurance      D. All Variable Portfolio Funds
      Company ("IDS Life") to AEFC
---------------------------------------------------------------- --------------------------------------------------------------



6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT


---------------------------------------------------------------- --------------------------------------------------------------
PROPOSAL                                                         FUNDS AFFECTED
---------------------------------------------------------------- --------------------------------------------------------------
5. Change the fund's classification from diversified to          Global Technology
   non-diversified
---------------------------------------------------------------- --------------------------------------------------------------
6. Add a Plan and Agreement  of Distribution                     Cash Management (Class A and Class B), Tax-Free Money
---------------------------------------------------------------- --------------------------------------------------------------
7. Approve a Plan of Liquidation                                 International Equity Index
---------------------------------------------------------------- --------------------------------------------------------------
8. Transact other business                                       All Funds
---------------------------------------------------------------- --------------------------------------------------------------

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   7

SECTION B -- FUND PROPOSALS

PROPOSAL 1:     ELECTION OF BOARD MEMBERS
                (Applies to: All Funds)


Nominees for the Board. Nominees are listed below. Each person is a nominee for each of the 78 American Express Funds. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Carroll, Mr. DeSimone, Ms. Fraser, Mr. Hall, Dr. Lewis, Mr. Quasha, Mr. Roszell, Dr. Taunton-Rigby and Mr. Truscott.

Each Board member is elected to serve until the next regular shareholders' meeting or until he or she reaches mandatory retirement. Under the current Board policy, a member must retire at the end of the first Board meeting after his or her 72nd birthday or after 15 years from the date of his or her first Board meeting. This policy does not apply to Mr. Hutter or Ms. Jones who must retire after his or her 75th birthday or to Mr. Hall who must retire after August 2016.


All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

Independent Nominees
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Name,                                  Position held      Principal             Other directorships          Committee memberships
address,                               with fund and      occupation  during
age                                    length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------


Arne H. Carlson                        Board member       Chair, Board                                       Joint Audit,
901 S. Marquette Ave.                  since 1999         Services                                           Contracts, Executive,
Minneapolis, MN 55402                                     Corporation                                        Investment Review,
Age 67                                                    (provides                                          Board Effectiveness
                                                          administrative
                                                          services to
                                                          boards). Former
                                                          Governor  of
                                                          Minnesota
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------




--------------------------------------------------------------------------------
8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Independent Nominees (continued)
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Name,                                  Position held      Principal             Other directorships          Committee memberships
address,                               with fund and      occupation  during
age                                    length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Philip J. Carroll, Jr.                                    Retired Chairman      Boise Cascade Corporation
901 S. Marquette Ave.                                     and CEO, Fluor        (forest products),
Minneapolis, MN 55402                                     Corporation           Scottish Power PLC, Vulcan
Age 64                                                    (engineering and      Materials Company, Inc.
                                                          construction) since   (construction
                                                          1998. Former          materials/chemicals)
                                                          President and CEO,
                                                          Shell Oil Company
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Livio D. DeSimone                      Board member       Retired Chair of      Cargill, Incorporated        Joint Audit, Contracts
30 Seventh Street East                 since 2001         the Board and Chief   (commodity merchants and
Suite 3050                                                Executive Officer,    processors), Target
St. Paul, MN 55101-4901                                   Minnesota Mining      Corporation (department
Age 65                                                    and Manufacturing     stores),  General Mills,
                                                          (3M)                  Inc. (consumer foods),
                                                                                Vulcan Materials Company
                                                                                (construction
                                                                                materials/chemicals),
                                                                                Milliken & Company
                                                                                (textiles and chemicals),
                                                                                and Nexia Biotechnologies,
                                                                                Inc.
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Ira D. Hall  Texaco, Inc.              Board member       Private investor;     Imagistics International,    Contracts,
2000 Westchester Avenue                since 2001         formerly with         Inc. (office equipment),     Investment Review
White Plains, NY 10650                                    Texaco Inc.,          Reynolds & Reynolds
Age 57                                                    Treasurer,            Company (information
                                                          1999-2001 and         services), TECO Energy,
                                                          General Manager,      Inc. (energy holding
                                                          Alliance Management   company),  The Williams
                                                          Operations,           Companies, Inc. (energy
                                                          1998-1999. Prior to   distribution company)
                                                          that, Director,
                                                          International
                                                          Operations IBM Corp.
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   9

Independent Nominees (continued)
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Name,                                  Position held      Principal             Other directorships          Committee memberships
address,                               with fund and      occupation  during
age                                    length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Heinz F. Hutter                        Board member       Retired President                                  Board Effectiveness,
P.O. Box 2187                          since 1994         and Chief Operating                                Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                                  Investment Review
Age 72                                                    Incorporated
                                                          (commodity
                                                          merchants and
                                                          processors)
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Anne P. Jones                          Board member       Attorney and          Motorola, Inc.               Joint Audit,  Board
5716 Bent Branch Rd                    since 1985         Consultant            (electronics)                Effectiveness,
Bethesda, MD 20816                                                                                           Executive
Age 67
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Stephen R. Lewis, Jr.*                 Board member       Retired President                                  Contracts, Investment
901 S. Marquette Ave.                  since 2002         and Professor of                                   Review
Minneapolis, MN 55402                                     Economics, Carleton
Age 63                                                    College
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Alan G. Quasha                         Board member       President, Quadrant   Compagnie Financiere         Joint Audit,
720 Fifth Avenue                       since 2002         Management, Inc.      Richemont AG (luxury goods)  Investment Review
New York, NY 10019                                        (management of
Age 52                                                    private equities)
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------
Alan K. Simpson                        Board member       Former three-term     Biogen, Inc.                 Joint Audit, Contracts
1201 Sunshine Ave.                     since 1997         United States         (biopharmaceuticals)
Cody, WY 82414                                            Senator for Wyoming
Age 70
-------------------------------------- ------------------ --------------------- ---------------------------- -----------------------


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Independent Nominees (continued)
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Name,                                  Position held      Principal             Other directorships          Committee
address,                               with fund and      occupation  during                                 memberships
age                                    length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Alison Taunton-Rigby                                      President, Forester   Synaptic Pharmaceuticals
8 Farrar Road                                             Biotech since 2000.   Corporation
Lincoln, MA 01773                                         Former President
Age 58                                                    and CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------


* Interested person of Partners International Aggressive Growth by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.
--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   11

Nominees Affiliated with AEFC*
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Name,                                  Position held      Principal             Other directorships          Committee
address,                               with fund and      occupation  during                                 memberships
age                                    length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Barbara H. Fraser                                         Executive Vice
1546 AXP Financial Center                                 President-- AEFA
Minneapolis, MN 55474                                     Products and
Age 52                                                    Corporate Marketing
                                                          of AEFC since 2002.
                                                          President -
                                                          Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002.
                                                          Management
                                                          Consultant,
                                                          Reuters, 2000-2001.
                                                          Managing Director
                                                          - International
                                                          Investments,
                                                          Citibank Global,
                                                          1999-2000. Chairman
                                                          and CEO, Citicorp
                                                          Investment Services
                                                          and Citigroup
                                                          Insurance Group,
                                                          U.S., 1998-1999.
                                                          Head of Marketing
                                                          and Strategic
                                                          Planning -
                                                          Investment Products
                                                          and Distribution,
                                                          Citibank Global,
                                                          1995-1998
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT



Nominees Affiliated with AEFC* (continued)
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Name,                                  Position held      Principal             Other directorships          Committee
address,                               with fund and      occupation  during                                 memberships
age,                                   length of service  past five years
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
Stephen W. Roszell                     Vice President     Senior Vice
50238 AXP Financial Center             since 2002         President -
Minneapolis, MN 55474                                     Institutional Group
Age 53                                                    of AEFC
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------
William F. Truscott                    Board member       Senior Vice
53600 AXP Financial Center N           since 2001, Vice   President -  Chief
Minneapolis, M55474                    President since    Investment Officer
Age 41                                 2002               of AEFC since 2001.
                                                          Former Chief
                                                          Investment Officer
                                                          and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ --------------------- ---------------------------- ------------------


* Interested person by reason of being an officer, director, securityholder and/or employee of AEFC.
--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   13

Board Committees. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The
Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The Board Effectiveness Committee recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.


During the year ended June 30, 2002, the Board met six times, Joint Audit four times, Contracts three times, Executive one time, Investment Review four times and Board Effectiveness four times. Average attendance at Board meetings was 93% and no nominee attended less than 75% of the meetings.


Board Member Compensation. The following table shows the total compensation received by each Board member from all of the American Express Funds. The funds do not pay retirement benefits to Board members. Information on compensation paid to Board members by individual funds is shown in Section E.



--------------------------------------------------------------------------------

14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Board Member Compensation from all American Express Funds* (for the year ended June 30, 2002)
                                                Aggregate Compensation from all
Nominee                                            American Express Funds
DeSimone                                                  $118,025
Hall                                                       129,625
Hutter                                                     138,525
Jones                                                      146,475
Lewis                                                       56,350
Quasha                                                      34,750
Simpson                                                    117,775


* Mr. Carlson is paid $275,000 a year by Board Services Corporation and is not paid compensation by the funds. Ms. Fraser and Messrs. Roszell and Truscott are paid by AEFC.


The dollar range of equity securities beneficially owned by each Board member is shown in Section E.

Fund Officers. In addition to Mr. Roszell and Mr. Truscott, the fund's other officers are:


     Leslie L. Ogg, 64. Vice President and General Counsel since 1978. President of Board Services Corporation.

     Jeffrey P. Fox, 47. Treasurer since 2002. Vice President - Investment Accounting of AEFC since 2002. Vice President - Finance of American Express Company, 2000-2002. Vice President - Corporate Controller of AEFC, 1996-2000.


Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   15

PROPOSAL 2: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF
            INCORPORATION/DECLARATION  OF TRUST
            (Applies to: All Funds)


Every fund is subject to comprehensive federal laws and regulations. In addition, every fund is also subject to state law. AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust are Massachusetts business trusts and the funds that are part of those trusts are subject to Massachusetts law. Each of the other funds is part of a Minnesota corporation and is subject to Minnesota law.

Under Massachusetts law, a business trust generally operates under an organizational document called a declaration of trust. Under Minnesota law, a corporation generally operates under an organizational document called the articles of incorporation. The declaration of trust or articles of incorporation ("organizational document") sets forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.


The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's organizational document (the "Amendment"). The fund's investments and investment policies will not change by virtue of the adoption of the Amendment.

A. Dollar Based Voting
   (Applies to All Funds)

The Amendment would provide voting rights based on a shareholder's total dollar interest in the fund ("dollar-based voting"), rather than on a number of shares owned, for all shareholder votes for the fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.


Dollar-based voting is important when a fund is part of a corporation or trust (an "entity") that has more than one series or when a fund has more than one class of shares. Shareholders of each class vote separately on matters concerning only that class. Shareholders of a fund vote separately on matters concerning only that fund. Shareholders vote on an entity-wide basis on matters that affect the entity as a whole, such as electing the Board or amending the organizational document. Currently, under the organizational document, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the entity.


The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where an entity has several series or funds, voting rights may have become disproportionate since the net asset value ("NAV") per share of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may

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16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
have become disproportionate because the NAV of the separate classes of the fund may also diverge over time.

For example, if the fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The organizational document allows one vote for each share owned. Therefore, under the organizational document, when the shareholders of the entity vote together on an issue affecting the entity, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

If the change is approved, the organizational document will be amended as follows (additions are underlined, deletions are lined through):

For funds organized under Massachusetts law, Article VII, Section 7.2 of the Declaration of Trust will be amended to read:

(EDGAR NOTE: additions in all caps, deletions in [square brackets])


     Section 7.2. NUMBER OF VOTES AND MANNER OF VOTING, PROXIES. On each matter submitted to a vote of the Shareholders, other than the election of any Trustee, each holder of Shares of any Series shall be entitled to ONE VOTE FOR EACH DOLLAR OF NET ASSET VALUE (NUMBER OF SHARES OWNED TIMES NET ASSET VALUE PER SHARE) AND EACH FRACTIONAL DOLLAR AMOUNT SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE. [a number of votes equal to the number of Shares of such Series standing in his name on the books of the Trust. ] At all elections of Trustees, each holder of Shares of any Series shall be entitled to AS MANY VOTES AS SHALL EQUAL THE DOLLARS OF NET ASSET VALUE [as many votes as shall equal the number of shares of such Series standing in his name on the Books of the Trust] multiplied by the number of Trustees to be elected and may cast all of such votes for a single Trustee or may distribute them among the number to be voted for, or any two or more of them. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.



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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   17

For funds organized under Minnesota law, Article III, Section 2 of the Articles of Incorporation will be amended to read:

     Section 2. At all meetings of the shareholders, each shareholder of record entitled to vote thereat shall be entitled to one vote [(and a fractional vote for and equal to each fractional share)] for each DOLLAR OF NET ASSET VALUE (NUMBER OF SHARES OWNED TIMES NET ASSET VALUE PER SHARE) [share (or fractional share)] AND EACH FRACTIONAL DOLLAR AMOUNT SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE [of stock standing in her or his name and entitled to vote at such meeting.] At all elections of directors, each shareholder shall be entitled to as many votes as shall equal the DOLLARS OF NET ASSET VALUE [number of shares owned] multiplied by the number of directors to be elected and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them.

B. Name Change
For certain funds, shown in Table 2-1, originally the corporation issued only one series of capital stock (a single fund) and had the same name as the fund. The corporation now may issue more than one series (more than one fund), which could lead to confusion between the name of the corporation and the name of the original fund. If approved by shareholders, the name of the corporation will be changed as shown in the following table. The name of the fund will not change.


Table 2-1. Proposed Names of Corporation
Current Name of Corporation            Proposed Name of Corporation
                                       (name of underlying fund will not change)
AXP Bond Fund, Inc.                    AXP Fixed Income Series, Inc.
                                          - AXP Bond Fund
AXP Discovery Fund, Inc.               AXP Discovery Series, Inc.
                                          - AXP Discovery Fund
AXP Equity Select Fund, Inc.           AXP Equity Series, Inc.
                                          - AXP Equity Select Fund
AXP Extra Income Fund, Inc.            AXP High Yield Income Series, Inc.
                                          - AXP Extra Income Fund
AXP Federal Income Fund, Inc.          AXP Government Income Series, Inc.
                                          - AXP Federal Income Fund
                                          - AXP U.S. Government Mortgage Fund
AXP High Yield Tax-Exempt Fund, Inc.   AXP High Yield Tax-Exempt Series, Inc.
                                          - AXP High Yield Tax-Exempt Fund


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18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Current Name of Corporation         Proposed Name of Corporation
                                    (name of underlying fund will not change)
AXP International Fund, Inc.        AXP International Series, Inc.
                                       - AXP European Equity Fund
                                       - AXP International Fund
AXP New Dimensions Fund, Inc.       AXP Dimensions Series, Inc.
                                       - AXP Growth Dimensions Fund
                                       - AXP New Dimensions Fund
AXP Precious Metals Fund, Inc.      AXP Selected Series, Inc.
                                       - AXP Precious Metals Fund
AXP Progressive Fund, Inc.          AXP Progressive Series, Inc.
                                       - AXP Progressive Fund
AXP Selective Fund, Inc.            AXP Income Series, Inc.
                                       - AXP Selective Fund
AXP Stock Fund, Inc.                AXP Stock Series, Inc.
                                       - AXP Stock Fund
AXP Tax-Free Money Fund, Inc.       AXP Tax-Free Money Series, Inc.
                                       - AXP Tax-Free Money Fund
AXP Utilities Income Fund, Inc.     AXP Sector Series, Inc.
                                       - AXP Utilities Fund


Board Recommendation and Vote Required. The Board recommends that you vote to approve the necessary amendments to the Articles of Incorporation or Declaration of Trust. The changes require the approval of a majority of the fund's shares voted at the meeting. The changes will be effective when the amendments are filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the amendments are not approved, the fund will continue to operate under the current organizational document.



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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   19

PROPOSAL 3: APPROVE OR REJECT A POLICY  AUTHORIZING AEFC, WITH APPROVAL OF
            THE BOARD, TO RETAIN AND REPLACE SUBADVISERS, OR MODIFY SUBADVISORY AGREEMENTS, WITHOUT OBTAINING SHAREHOLDER APPROVAL (Applies to: Blue Chip Advantage, Diversified Equity Income, Emerging Markets, Equity Select, Equity Value, European Equity, Focused Growth, Global Balanced, Global Growth, Global Technology, Growth, Growth Dimensions, International, Managed
            Allocation, Mid Cap Index, Mutual, New Dimensions, Precious Metals, Research Opportunities, S&P 500 Index, Small Cap Advantage, Small Company Index, Stock, Strategy Aggressive, Utilities and all Variable Portfolio Funds except VP-Partners Small Cap Value)

AEFC serves as the investment adviser and administrator of the fund. For certain funds, AEFC makes the day-to-day investment decisions for the fund. For other funds, it does not. Instead, AEFC administers the fund, establishes an investment program for the fund and selects, compensates and evaluates the fund's subadviser. The subadviser, in turn, makes the day-to-day investment decisions for the fund. For each of the funds, in the future, AEFC, with the approval of the Board, may wish to hire, add or change a subadviser to handle the day-to-day investment decisions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements with a fund's subadviser, as well as with the investment manager. Shareholder action also is required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.


SEC Exemptive Order. On July 16, 2002, the Securities and Exchange Commission (the "SEC") granted the fund an order exempting it from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the "SEC Order"). The SEC Order permits the fund to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements, without the approval of shareholders provided shareholders adopt a policy authorizing AEFC, with the approval of the Board, to take such action.


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20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Under the SEC Order, the fund and AEFC are subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected. In addition, within 90 days of a change to your fund's subadvisory arrangements, the fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to AEFC. AEFC, directly or through subadvisers, will continue to provide the same level of management and administrative services to the fund as it has always provided.

The SEC Order applies to at least the following situations:

o AEFC recommends that a fund's management be diversified by adding another subadviser

o AEFC recommends that a subadviser be removed for substandard performance and replaced with a different subadviser

o    There is a change of control of the subadviser

Comparison of Present and Proposed Selection Process for Subadvisers. Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o The nature, quality and scope of services provided by a subadviser to investment companies comparable to the fund.

o The ability of the subadviser to provide its services to the fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services.


o The subadviser's investment performance with respect to mutual funds or other managed accounts that are comparable.


o Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.


Under the current process for approval of subadvisory agreements, in addition to Board approval, shareholders must approve any change in subadvisory agreements. This shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. While the policy would be effective immediately, there are no current plans to add or change subadvisers.




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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   21

If the policy is approved, all subadvisory agreements will be for a period of one year and will be renewable from year to year, if approved by the Board. The agreements may be terminated without penalty by the Board, AEFC, a vote of shareholders, or the subadviser on 60 days notice.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the policy. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the fund will continue to require shareholder approval of changes in subadvisory relationships.


PROPOSAL 4: APPROVE OR REJECT CHANGES TO THE INVESTMENT MANAGEMENT
            SERVICES AGREEMENT

The fund pays fees to AEFC under an Investment Management Services Agreement (the "Agreement") for conducting investment management services for the fund. The services performed by AEFC include providing the personnel, equipment and office facilities necessary for the management of the fund's investment portfolio. Subject to the direction of the Board and consistent with the fund's investment policies, AEFC decides what securities to buy, hold or sell. AEFC also executes buy and sell orders and provides research and statistical data to support investment management activities. For some of the funds, AEFC hires and pays a subadviser to perform the day-to-day management functions, as described in Proposal 3. Some of the retail funds are part of a master/feeder structure. In this structure, the fund invests all of its assets in a master fund (the "portfolio") with the same policies as the fund. For purposes of this discussion, the portfolio is referred to as a "fund."


AEFC recommended to the Boards of the equity funds that changes be made to the Agreement with respect to the performance incentive adjustment ("PIA") component of the fee schedule. AEFC believes the changes will allow it to attract and retain high quality investment management and research personnel and continue efforts to improve investment performance for the benefit of shareholders in the future. Specifically, AEFC recommended that:

A. A PIA be added to certain equity funds. Under a PIA the fund's performance is compared to a Lipper index of funds with similar investment strategies. If the fund's performance is better than the index, the fee paid to AEFC will increase. If the fund's performance is worse than the index, the fee paid to AEFC will decrease. The proposed calculation is shown in Table 4-2.

B. The PIA calculation currently part of the Agreement for most equity funds be modified. Table 4-3 shows a comparison of the curent and proposed PIA.


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22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

C. The PIA be eliminated for Small Company Index. AEFC believes that an index fund that seeks to match the performance of an index, should be evaluated based on its performance relative to that index, not based on its performance relative to competitor funds. For that reason, AEFC has recommended that the PIA be eliminated from the Agreement.


In addition, for the variable portfolio funds, IDS Life and AEFC recommended that:

D. The Agreement be between the fund and AEFC instead of between the fund and IDS Life.

Terms of the Current Agreement. The fee the fund pays to AEFC for its services under the Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for your fund and other funds managed by AEFC is found in Section D. The fund also pays its taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultant fees; compensation of Board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and other expenses properly payable by the fund, approved by the Board. Section D includes information on the date of the current Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.


Proposed Agreement Compared to the Current Agreement. For Proposals 4A, 4B and 4C, the terms of the proposed Agreement are the same as the current Agreement except for the change in the PIA described in the following paragraphs. For Proposal 4D, the terms of the proposed Agreement would be the same as the current Agreement after changes described in Proposal 4A and 4B except that the agreement is between the fund and AEFC rather than between the fund and IDS Life.


Fund Expenses. Fees and expenses the fund actually paid as well as fees and expenses the fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.

Review of Agreements. Each year the Board reviews the Agreement and each of the other agreements between the fund and AEFC or one of AEFC's affiliates by receiving four reports prepared by AEFC. These reports cover investment performance, transfer agent operations, distribution and AEFC's profitability from its mutual fund operations. In addition, members of the Board, individually and with the assistance of the Contracts Committee for the fund, consider:


o The fund's investment performance over various time periods compared to its peer group Lipper index and a security market index that most closely represents the investment style of the fund.


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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   23

o    The fund's expense ratio and the expense ratios of comparable funds.

o The quality and level of services provided by AEFC or its affiliates to the fund and its shareholders.

o    The commitments made by AEFC regarding its management of the fund.


Board Conclusions. Based on its work throughout the year and detailed analysis by the Contracts Committee of the reports provided by AEFC, the independent Board members determined to renew the Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o    consistent   effort  to  provide  a  management   structure   that  imposes
     disciplines that ensure adherence to stated management style and expected risk characteristics,


o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and


o    reasonable level of AEFC's profitability from its mutual fund operations.

AEFC's Proposal to Change the PIA. In addition to reviewing the current Agreement, the Boards of the equity funds considered AEFC's proposal to change the PIA. The Board determined to recommend the change to shareholders based on the following:


o Performance compensation is a desirable method to reward good investment performance.

o Lipper indexes are meaningful because they measure investment performance against funds within the same investment category. Relative performance within a category is significant to AEFC clients when making investment decisions.


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24   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o The proposed fee structure is based on AEFC's analysis showing that consistent investment performance within a narrow range above the Lipper index will provide good long-term competitive investment performance. The proposed fee structure encourages and rewards investment performance within that range and does not provide incentives to seek unsustainable results that might increase investment risk.


At a meeting held on July 10-11, 2002, called for the purpose of considering the proposed Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed Agreement. If approved, the proposed Agreement will continue from year to year after the second year, so long as it is approved at least annually by a majority of the Board, including a majority of the independent members. The proposed Agreement may be terminated at any time by the Board, AEFC or the shareholders and will terminate automatically if it is assigned.


Proposal 4A. Add a Performance Incentive Adjustment
             (Applies to: Global Technology, VP-Capital Resource,
             VP-International, VP-Managed, VP-New Dimensions,
             VP-Strategy Aggressive)


Under the proposed Agreement, the fee will be adjusted based on the fund's performance compared to an index of similar funds. The PIA is determined by measuring the percentage difference over a rolling 12-month period between the performance of one share of the fund (one Class A share for a fund with multiple classes) and the change in a designated Lipper Index (the "Index") of funds with similar investment objectives (the "Performance Difference"). The Performance Difference is then used to determine the Adjustment Rate, described in Table 4-2. If the fund's performance is better than the Index, the fee paid to AEFC will increase. If the fund's performance is worse than the Index, the fee paid to AEFC will decrease. The following table shows the proposed Index for each fund.


Table 4-1. Proposed Indexes
Fund                             Index
Global Technology                Lipper Science and Technology Funds
VP - Capital Resource            Lipper Large-Cap Core Funds
VP - International               Lipper International Funds
VP - Managed                     Lipper Balanced Funds
VP - New Dimensions              Lipper Large-Cap Growth Funds
VP - Strategy Aggressive         Lipper Mid-Cap Growth Funds


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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   25

o Adjustment Calculation. The Adjustment Rate, computed to five decimal places, is determined in accordance with the following table:

Table 4-2. Calculation of Proposed Adjustment Rate
Performance
Difference         Adjustment Rate
 0.00%  -  0.50%   0
 0.50%  -  1.00%   6 basis points times the Performance Difference over 0.50%
                   (maximum of 3 basis points if a 1% Performance Difference)
 1.00%  -  2.00%   3 basis points, plus 3 basis points times the Performance
                   Difference over 1.00%
                   (maximum 6 basis points if a 2% Performance Difference)
 2.00%  -  4.00%   6 basis points, plus 2 basis points times the Performance
                   Difference over 2.00%
                   (maximum 10 basis points if a 4% Performance Difference)
 4.00%  -  6.00%   10 basis points, plus 1 basis point times the Performance
                   Difference over 4.00%
                   (maximum 12 basis points if a 6% Performance Difference)
 6.00% or more     12 basis points

     For example, if the Performance Difference is 2.38%, the Adjustment Rate is
     0.000676  (0.0006 [6 basis  points]  plus  0.0038  [the  0.38%  Performance
     Difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the Adjustment Rate is 0.00068. The maximum Adjustment Rate is 0.00120 per year, except that for VP-Managed the maximum Adjustment Rate is 0.00080 per year.


The first adjustment will be made on June 1, 2003 and will cover the six-month period beginning Dec. 1, 2002. The comparison period will increase by one month each month until it reaches 12 months.

o Lipper Indexes. Lipper, Inc. is an unaffiliated company that collects data from company reports, financial reporting services, periodicals and other sources deemed to be reliable. It then analyzes the data and publishes a number of indexes based on the performance of the largest mutual funds, usually 30 funds, in various categories. A Lipper index is an average of the investment performance of these funds. Categories are based on investment objectives. Lipper indexes are published by newspapers and periodicals throughout the country and are generally recognized by the mutual fund industry as being an accurate and reliable source of comparative information. If an Index ceases to be published for a period of more than 90 days, changes in any material respect or otherwise becomes impracticable to use for purposes of a performance incentive adjustment, the fund will pay the advisory fee without any adjustment for performance until the Board approves a substitute index.


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26   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Proposal 4B. Modify the PIA Calculation
             (Applies to: Blue Chip Advantage, Discovery, Diversified Equity Income, Emerging Markets, Equity Select, Equity Value, European Equity, Focused Growth, Global Balanced, Global Growth, Growth, Growth Dimensions, International, Large Cap Equity, Large Cap Value, Managed Allocation, Mid Cap Value, Mutual, New Dimensions, Partners Fundamental Value, Partners International Aggressive Growth, Partners International Select Value, Partners Select Value, Partners Small Cap Core, Partners Small Cap Growth, Partners Small Cap Value, Partners Value, Precious Metals, Progressive, Research Opportunities, Small Cap Advantage, Stock, Strategy Aggressive, Utilities, VP-Blue Chip Advantage, VP-Diversified Equity Income, VP-Emerging Markets, VP-Equity Select, VP-Growth, VP-Partners Small Cap Value, VP-Small Cap Advantage, VP-Stock)

Under the current Agreement, the fee paid to AEFC by the fund includes a PIA as an element of the fee. AEFC has recommended that the manner of calculating the PIA be modified to match the proposed calculation described in Proposal 4A.

The current calculation is made by measuring the percentage difference over a rolling 12-month period between the performance of one share of the fund (one Class A share for a fund with multiple classes) and the change in a designated Lipper index of funds with similar investment objectives. One percentage point is subtracted from the calculation and the result is multiplied by 0.01. For example, if the difference between the change in the fund's net asset value and the change in the Index for a comparison period is 2.38%, the adjustment would be 0.000138 (0.0238 - 0.01 = 0.0138 x 0.01 = 0.000138) times the fund's average net assets for the comparison period divided by 12.


The proposed calculation is described in Table 4-2. Table 4-3 shows the difference between the current PIA and the proposed PIA at various levels of Performance Difference.

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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   27

Table 4-3. Difference Between Current PIA and Proposed PIA

Performance                              Current PIA          Proposed PIA
Difference                             (basis points)        (basis points)
  0.0%                                       0.0                   0.0
  0.5%                                       0.0                   0.0
  0.75%                                      0.0                   1.5
  1.0%                                       0.0                   3.0
  1.5%                                       0.5                   4.5
  2.0%                                       1.0                   6.0
  2.5%                                       1.5                   7.0
  3.0%                                       2.0                   8.0
  3.5%                                       2.5                   9.0
  4.0%                                       3.0                  10.0
  4.5%                                       3.5                  10.5
  5.0%                                       4.0                  11.0
  5.5%                                       4.5                  11.5
  6.0%                                       5.0                  12.0
  7.0%                                       6.0                  12.0
  8.0%                                       7.0                  12.0
  9.0%                                       8.0                  12.0
 10.0%                                       9.0                  12.0
 11.0%                                      10.0                  12.0
 12.0%                                      11.0                  12.0
 13.0% and higher                           12.0                  12.0


AEFC believes that the modified calculation will provide a better alignment between the interests of the fund shareholders and AEFC. AEFC seeks to achieve sustained performance above the median, which it believes will lead to a fund with a strong competitive performance record. The proposed PIA provides meaningful additional compensation to AEFC for investment performance that is 0.50% or better than the Lipper index. Generally a fund that is above the Lipper index will be above the median of its peer group. The proposal not to adjust the fee if the performance difference is above or below the index by 0.50% differs from the current null zone which deducts 1% from performance before the PIA is calculated. Thus, if sustained performance above the median is achieved, shareholders will benefit from consistent strong performance and AEFC will benefit from additional compensation. The maximum Adjustment Rate is 0.00120 per year, except that for Global Balanced, Managed Allocation and Mutual, the maximum Adjustment Rate


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28   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
is 0.00080 per year. If the proposed Agreement is approved by shareholders, for a period of six months from the date of implementation of the proposed Agreement, the PIA will be calculated based on the lesser of the amount due under the current Agreement or the amount due under the proposed Agreement. Fees and expenses the fund actually paid as well as fees and expenses the fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.


Proposal 4C. Eliminate the PIA
             (Applies to: Small Company Index)


The Agreement for the fund currently includes a PIA. The fund invests in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index. The fund is an index fund and is unlike an actively managed fund, where the decision about what stocks to purchase is made by the portfolio manager. In an actively managed fund, the pool of possible investments is not limited to those stocks that are part of a particular index. Generally, an actively managed fund seeks to perform better than a benchmark index. An index fund, on the other hand, generally purchases only securities found in its benchmark index. AEFC believes that an index fund that seeks to match the performance of an index, should be evaluated based on its performance relative to that index, not based on its performance relative to competitor funds. For that reason, AEFC has recommended that the PIA be eliminated from the Agreement.

If the proposed Agreement is approved by shareholders, for a period of six months from the date of implementation of the proposed Agreement, the fee under the Agreement will be calculated based on the lesser of the amount due under the current Agreement or the amount due under the proposed Agreement. Fees and expenses the fund actually paid as well as fees and expenses the fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.


Proposal 4D. Change the Investment Manager from IDS Life to AEFC
             (Applies to: all Variable Portfolio Funds)

Historically, the investment manager for the variable portfolio funds has been IDS Life. Under an Investment Advisory Agreement between IDS Life and AEFC, AEFC has served as investment adviser to the variable portfolio funds. IDS Life and AEFC now recommend that AEFC assume both the role of investment manager, currently held by IDS Life, and the role of investment adviser, currently held by AEFC. This will combine all investment roles within one entity and one contract. The change will not affect the management of the fund and will not change the fees paid by the fund.




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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   29

Board Recommendation and Vote Required. The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by the lesser of
(a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Agreement is not approved, the fund will continue to operate under the current Agreement.



PROPOSAL 5: APPROVE OR REJECT A CHANGE IN THE FUND'S CLASSIFICATION
            FROM DIVERSIFIED TO  NON-DIVERSIFIED
            (Applies to: Global Technology)

Currently, the fund is a diversified fund, which means that the fund may not invest more than 5% of its total assets in the securities of any one company, government or political subdivision, although up to 25% of the fund's total assets may be invested without regard to the 5% limitation. In addition, the fund may not purchase more than 10% of the outstanding voting securities of any one issuer. There are a limited number of issuers in the technologies industry. Because of the limited number of issuers whose securities meet the fund's investment objective, it has become increasingly difficult to manage the fund as it increases in size.


In order to provide the portfolio manager with more flexibility in investing the fund's assets, AEFC has proposed that the fund's classification be changed from diversified to non-diversified. This means the fund would not be subject to the limitations described above, although it still would be subject to diversification requirements under federal tax law. The fund would be able to focus its investments in the securities of only a few companies. As a result, the fund would have more risk than funds with broader diversification. This is because the fund may have a higher percentage of its assets invested in the securities of a single issuer. If that investment does not perform as well as expected, the consequences to the fund would be more pronounced than if the fund had limited its investment to 5% of its assets.


Recommendation and Vote Required. The Board recommends that shareholders approve the proposed change in the fund's classification. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the fund will continue to operate as a diversified fund.

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30   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

PROPOSAL 6: APPROVE OR REJECT ADDING A PLAN AND AGREEMENT OF DISTRIBUTION
            (Applies to: Cash Management (Classes A and B),  Tax-Free Money)

American Express Financial Advisors Inc. ("AEFA") is the distributor for the fund and sells fund shares primarily through personal financial advisors. Each AEFA advisor receives compensation from the sales charges for the services he or she provides you. The sales charges include both front-end or contingent deferred sales charges paid by you as well as fees paid by the fund. The fees paid by the fund are called 12b-1 fees, named for SEC Rule 12b-1 that permits a fund to pay distribution costs.


Currently shares of all American Express Funds except Cash Management and Tax-Free Money have a 0.25% 12b-1 fee, most of which is paid directly to your AEFA advisor. Your AEFA advisor does not receive any compensation if you invest or hold money in Cash Management and Tax-Free Money even though he or she has provided services. Accordingly, AEFA recommended to the Board that a 0.10% 12b-1 fee be added to those funds. For the same reasons, AEFA recommended that Class B shares of Cash Management adopt a 0.10% shareholder service fee. Class B shares of Cash Management are only available to shareholders who exchange Class B shares from other AXP funds. Class B investors do not pay a sales charge at the time shares are purchased so AEFA must use its own money to pay for distribution costs. For that reason, Class B shares have a 0.75% 12b-1 fee to help AEFA recover its distribution costs.


In support of its recommendation, AEFA made the following observations:


o AEFA has begun offering several cash options and AEFA advisors should be compensated similarly for each option.

o    The  fund's  current   pricing   structure   leaves  it  at  a  competitive
     disadvantage to similar products that generally have distribution or shareholder service fees.

o    Growth of the fund's assets is crucial to long-term success.




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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   31

In light of these observations, AEFA recommended that the fund adopt a plan and agreement of distribution or shareholder service fee (the "Distribution Plan") as follows.

Table 6-1. Proposed Distribution Plan
(as a percent of average daily net assets)

Fund               Current Distribution Plan      Proposed Distribution Plan
Cash Management
 - Class A                   None                           0.10%
 - Class B                   0.75%                          0.85%*
Tax-Free Money               None                           0.10%

* The 0.85% fee will be composed of the current 12b-1 fee of 0.75% and a new shareholder service fee of 0.10%.

Under the proposed Distribution Plan, AEFA will distribute fund shares and service shareholder accounts either directly through its financial advisors or through broker-dealers and other financial intermediaries. Fees paid to AEFA under the Distribution Plan may be used for distribution activities and for shareholder service related activities. Distribution activities are primarily intended to result in sales of fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel; printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. Services provided under this Distribution Plan are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

Class B shares convert to Class A shares in the ninth year of ownership, and therefore Class B shareholders of Cash Management are also entitled to vote on the proposal for Class A. For Class B shareholders, a vote in favor of this proposal is a vote in favor of both the Class A and Class B plans.

How Will the Proposed Distribution Plan Affect Fund Expenses? Fees and expenses the fund actually paid as well as fees and expenses the fund would have paid if the proposed Distribution Plan had been in effect for the last fiscal year are shown in Section D.

The Proposed Distribution Plan. Under the proposed Distribution Plan, the fund will pay AEFA each month for distribution and shareholder servicing activities. AEFA will pay financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to the fund's shareholders. AEFA will provide the Board with quarterly reports specifying how the money was spent.

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32   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

What Factors Did the Board Consider? In considering the adoption of the Distribution Plan, the Board considered the potential costs and benefits of the Distribution Plan, including:


o    The increase in expenses.

o AEFA's statement that it needs the revenue to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders.


The Board reviewed the fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the Distribution Plan, the relationship of the fee to the overall expense ratio of the fund and how the overall expense ratio compares to expense ratios of comparable funds with which the fund competes. The Board concluded that there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders.

If approved, the Distribution Plan will continue in effect for one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board, including a majority of the independent members. The Distribution Plan may be terminated at any time by the Board or the shareholders and will terminate automatically if it is assigned. The Distribution Plan may not be amended to materially increase the amount of the fee unless the change is approved by the shareholders.

What Does the Board Recommend and How Many Votes are Needed? The Board recommends that shareholders approve the proposed Distribution Plan. The Distribution Plan must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Distribution Plan is not approved, the fund will continue to operate under its current arrangements.


PROPOSAL 7: APPROVE OR REJECT A PLAN OF LIQUIDATION
            (Applies to: International Equity Index)

Summary. The fund began operations on Oct. 25, 1999 as a separate series of AXP Market Advantage Series, Inc. (the "Corporation"). The fund invests primarily in the equity securities included in its benchmark index. Notwithstanding the marketing of the fund's shares, the fund has been unable to attract sufficient assets to operate effectively without significant expense subsidization. During the period from commencement of operations through June 30, 2002, assets reached a level of only $ 20.2 million. The Board therefore is recommending that shareholders vote to approve a Plan of Liquidation to dissolve the fund.


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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   33

How the Plan of Liquidation Will Work. The Board has approved the Plan of Liquidation summarized in this section.

1. Effective Date of the Plan of Liquidation and End of the Fund's Operations. The Plan of Liquidation will become effective on the date it is approved by shareholders. Following this approval, the fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the fund's assets to cash; and (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the fund.

2. Restriction of Transfer of Shares. Following the effective date, the shares of the fund will not be transferable.

3. Liquidating Distribution. As soon as possible after the approval of the Plan of Liquidation, and in any event within fourteen days, the Corporation on behalf of the fund will provide to the applicable service agent of each shareholder of record on the effective date of the Plan of Liquidation: (i) a liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the fund based on the number of shares of the class of shares of the fund held by the shareholder and recorded on the books of the Corporation, determined immediately after the close of business on the date of the liquidating distribution; and (ii) information concerning the sources of the liquidating distribution.

4. Expenses. Any expenses and solicitation costs will be borne by AEFC. It is expected that other liabilities of the fund incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the fund, or set aside for payment, prior to the payment of the liquidating distribution.

5. Continued Operation of the Fund. Following the liquidating distribution referred to in paragraph 3 above, the fund will be dissolved. The Plan of Liquidation provides that the Board has the authority to authorize variations from or amendments to the provisions of the Plan of Liquidation as may be necessary or appropriate to marshal the assets of the fund and to effect the complete liquidation of the fund.

6. Variations. The Plan of Liquidation authorizes the Board to make variations from or amendments to the provisions of the Plan of Liquidation that it deems necessary or appropriate to carry out its purposes.

7.   Dissenters'  Rights.  No  shareholder  will be  entitled  to  exercise  any dissenter's rights or appraisal rights with respect to the fund's liquidation under either the Plan of Liquidation or relevant provisions of Minnesota law.



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34   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Reasons for the Liquidation and Board Deliberations. The Board believes that liquidation of the fund is in the best interest of shareholders for several reasons. The Board considered the following matters, among others, in approving the Plan of Liquidation.
o Terms and Conditions of the Plan of Liquidation. The Board considered the terms and conditions of the Plan of Liquidation as described in previous paragraphs.
o Fund Expenses. Since commencement of operations, AEFC has waived all or a portion of its fees and assumed a significant portion of the expenses of the fund. AEFC has committed to continue capping fees through Jan. 31, 2003, although the waiver can be discontinued at any time after that. AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, the fund's expense ratio would likely exceed those of many other funds with similar investment objectives. This could have an adverse impact on the fund's performance. As a result, it is possible that the fund's asset base will decline and the fund's expense ratio will rise even higher as fixed costs are spread over a shrinking asset base. For the most recent fiscal year, the fund's total expenses were:


Table 7-1. Fund Total Expenses

(as of Jan. 31, 2002)
                                            Class D              Class E
Management fees                              0.50%                 0.50%
12b-1 fees                                   0.25%                 0.00%
Other expenses                               0.74%                 0.70%
Total annual fund operating expenses         1.49%                 1.20%
Fee waiver and expense reimbursement         0.60%                 0.56%
Net annual operating expenses                0.89%                 0.64%

o Alternative Solutions. The Board investigated what, if any, additional steps or alternative courses would best serve the interests of shareholders. The Board considered whether a merger or a transfer of assets would be possible, and if those transactions would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of the fund and the time required to effect a transaction, management of the fund believes that the expense of a merger with or transfer of assets to another mutual fund are greater than the benefits shareholders of the fund could expect to realize from such a transaction.

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   35

o Shareholder Options. The Board noted that shareholders may continue to exchange their shares for shares of the same class of any other American Express fund with Class D or Class E shares prior to the date of the liquidating distribution. The applicable redemption fee for the fund has been waived. However, the Board also noted that shareholders who exchange will recognize taxable gain or loss for federal income tax purposes in the same way as if they had received a liquidating distribution.

o Tax Implications for Shareholders. Each shareholder who receives a liquidating distribution will recognize a taxable gain or loss for federal income tax purposes equal to any difference between the amount of the distribution over the shareholder's tax basis in fund shares. Assuming that the shareholder holds the shares as capital assets, the gain or loss will be a capital gain or loss and will be a long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares.

     The tax consequences discussed may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact of receiving the liquidating distribution as discussed above, including any state or local tax consequences.

     The Corporation anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

Board's Determination. At a meeting held on July 10-11, 2002 the Board reviewed the expenses that had been assumed by AEFC during the life of the fund, the efforts and expenses of AEFA to distribute shares of the fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that AEFC had not been able to collect or retain any significant fees during the life of the fund, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of AEFC to service the needs of the fund would be impaired.

The Board concluded that an increase in fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the fund presently paid directly by the fund, would significantly reduce the fund's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis and provide higher returns to shareholders, make it unlikely that the fund could

--------------------------------------------------------------------------------
36   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the best interest of the shareholders of the fund to liquidate the fund promptly.

Accordingly, the Board approved the liquidation of the fund and approved the Plan of Liquidation.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the proposed Plan of Liquidation. The Plan of Liquidation must be approved by a majority of the fund's shares voted at the meeting. If the Plan of Liquidation is not approved, the fund will continue to exist as a series of the Corporation and will operate in accordance with its stated objective and policies. The Board will consider what further action should be taken.


SECTION C -- PROXY VOTING AND SHAREHOLDER  MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

Voting. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of common stock. Each series is a separate fund. On the election of Board members and the amendments to the organizational document, you vote together with the owners of shares of all the other funds that are part of the same corporation or trust. On the subadvisory agreement policy, investment management agreement, change in diversification status, and liquidation, you vote together with the owners of the other shares in your fund. On the distribution plan, you vote together with the owners of shares of the same class owned in your fund.


In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by writing the number of any excepted nominee on the line provided, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.




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AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   37

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) If your shares are held in an IRA account, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against or Abstain -- as other fund shareholders have voted. If your investments include any of the variable portfolio funds, you have the right to instruct IDS Life, IDS Life Insurance Company of New York ("IDS Life of New York"), American Centurion Life Assurance Company ("ACL"), American Enterprise Life Insurance Company ("AEL"), or American Partners Life Insurance Company ("APL") how to vote the variable portfolio fund shares held under your annuity contract or life insurance policy. IDS Life, IDS Life of New York, ACL, AEL and APL will vote any fund shares for which they do not receive voting instructions in proportionately the same manner -- either For, Against or Abstain -- as shares for which they do receive instructions.


Master/Feeder  Funds.  Some  funds are part of a  master/feeder  structure.  The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 1, 3, 4 and 5 affect certain master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.


Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.



--------------------------------------------------------------------------------
38   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. The fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact. The expenses of supplementary solicitation will be paid by the fund and AEFC.

Shareholder Proposals. No proposals were received from shareholders. The funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the funds in reasonable time prior to the solicitation of proxies for the meeting.

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

Adjournment. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals.

Annual Report. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write American Express Funds, 70100 AXP Financial Center, Minneapolis, MN 55474 or call (800) 862-7919.



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   39

SECTION D -- FUND INFORMATION
This section contains the following information about your fund and its adviser:

Table    Content (all information is shown for the last fiscal year unless noted otherwise)

D-1A Actual and pro forma expenses for Class A shares of the retail funds, Tax-Free Money and the Variable Portfolio Funds, assuming all of the fee changes had been in effect during the year

D-1B     Actual and pro forma expenses for Class B

D-1C     Actual and pro forma expenses for Class C

D-1Y     Actual and pro forma expenses for Class Y


D-2      The fund's current fee schedule  under its  management  agreement

D-3      Actual and pro forma  Investment  Management  Services  Agreement fees

D-4      Information about shareholder approval of current management agreements


D-5      Payments the fund made to AEFC and its affiliates


D-6      Brokerage  commissions the fund paid to a broker-dealer  affiliate

D-7      The fund's size, number of outstanding shares and 5% owners

D-8      Audit fees

The Fund's Adviser and Distributor. AEFC is the adviser or subadviser for each of the funds. IDS Life, a wholly owned subsidiary of AEFC, is the investment manager and distributor for each of the variable portfolio funds. AEFA, a wholly owned subsidiary of AEFC, is the distributor for each of the retail funds. The address for AEFC, IDS Life and AEFA is 200 AXP Financial Center, Minneapolis, MN 55474. AEFC is a wholly owned subsidiary of American Express Company, World Financial Center, New York, NY 10285.

President, Chief Executive Officer and Board of Directors of AEFC. James M. Cracchiolo is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474.
Directors: Kenneth I. Chenault (Chief Executive Officer, American Express Company, New York, NY 10285), James M. Cracchiolo and Walter S. Berman.

President,  Chief Executive Officer and Board of Directors of IDS Life.  Barbara
H. Fraser is Chief Executive Officer ofIDS Life. Timothy V. Bechtold is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. Directors: Gumer C. Alvero, Barbara H. Fraser, Timothy V. Bechtold, Barry J. Murphy, Stephen W. Roszell and John T. Sweeney.


--------------------------------------------------------------------------------
40   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT



Table D-1A. Actual and Pro Forma Fund Expenses -- Class A, Tax-Free Money and Variable Portfolio Funds
                                                                                                         Total Fund
(as a % of average           Management Agreement        Distribution          Other Expenses*      Operating Expenses
daily net assets)           Actual      Pro Forma     Actual   Pro Forma      Actual   Pro Forma     Actual    Pro Forma
Retail Funds
   Blue Chip Advantage          0.40%      0.32%        0.25%      0.25%        0.24%     0.24%        0.89%       0.81%
   Cash Management              0.30       0.30         0.00       0.10         0.29      0.29         0.59        0.69
   Discovery                    0.44       0.44         0.25       0.25         0.37      0.37         1.06        1.06
   Diversified Equity Income    0.49       0.48         0.25       0.25         0.21      0.21         0.95        0.94
   Emerging Markets             1.08       1.02         0.25       0.25         0.69      0.69         2.02        1.96
   Equity Select                0.68       0.72         0.25       0.25         0.23      0.23         1.16        1.20
   Equity Value                 0.54       0.59         0.25       0.25         0.24      0.24         1.03        1.08
   European Equity              0.78       0.74         0.25       0.25         0.50      0.50         1.53        1.49
   Focused Growth**             0.53       0.53         0.25       0.25         0.62      0.62         1.40        1.40
   Global Balanced              0.78       0.66         0.25       0.25         0.42      0.42         1.45        1.33
   Global Growth                0.59       0.58         0.25       0.25         0.34      0.34         1.18        1.17
   Global Technology            0.71       0.71         0.25       0.25         0.67      0.67         1.63        1.63
   Growth                       0.54       0.53         0.25       0.25         0.20      0.20         0.99        0.98
   Growth Dimensions**          0.47       0.44         0.25       0.25         0.44      0.44         1.16        1.13
   International                0.62       0.60         0.25       0.25         0.41      0.41         1.28        1.26
   Large Cap Equity***           N/A        N/A          N/A        N/A          N/A       N/A          N/A         N/A
   Large Cap Value***            N/A        N/A          N/A        N/A          N/A       N/A          N/A         N/A
   Managed Allocation           0.49       0.45         0.25       0.25         0.23      0.23         0.97        0.93
   Mid Cap Value***              N/A        N/A          N/A        N/A          N/A       N/A          N/A         N/A
   Mutual                       0.40       0.35         0.25       0.25         0.22      0.22         0.87        0.82



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   41



Table D-1A. Actual and Pro Forma Fund Expenses -- Class A, Tax-Free Money and Variable Portfolio Funds (continued)
                                                                                                         Total Fund
(as a % of average              Management Agreement     Distribution           Other Expenses*      Operating Expenses
daily net assets)                 Actual  Pro Forma    Actual    Pro Forma     Actual   Pro Forma    Actual    Pro Forma
Retail Funds (continued)
   New Dimensions                  0.58%   0.60%        0.25%      0.25%        0.17%     0.17%        1.00%       1.02%
   Partners Fundamental Value**    0.73    0.72         0.25       0.25         0.57      0.57         1.55        1.54
   Partners International
   Aggressive Growth**             1.00    1.00         0.25       0.25         8.09      8.09         9.34        9.34
   Partners International
     Select Value**                0.90    0.90         0.25       0.25         9.00      9.00         10.15      10.15
   Partners Select Value**         0.78    0.79         0.25       0.25         2.03      2.03         3.06        3.07
   Partners Small Cap Core**       0.97    0.94         0.25       0.25         3.83      3.83         5.05        5.02
   Partners Small Cap Growth**     0.93    0.96         0.25       0.25         0.71      0.71         1.89        1.92
   Partners Small Cap Value**      0.97    0.99         0.25       0.25         0.56      0.56         1.78        1.80
   Partners Value**                0.74    0.76         0.25       0.25         0.68      0.68         1.67        1.69
   Precious Metals                 0.76    0.77         0.25       0.25         0.77      0.77         1.78        1.79
   Progressive                     0.53    0.50         0.25       0.25         0.30      0.30         1.08        1.05
   Research Opportunities          0.60    0.53         0.25       0.25         0.31      0.31         1.16        1.09
   Small Cap Advantage             0.63    0.60         0.25       0.25         0.37      0.37         1.25        1.22
   Small Company Index             0.38    0.42         0.25       0.25         0.33      0.33         0.96        1.00
   Stock                           0.47    0.48         0.25       0.25         0.15      0.15         0.87        0.88
   Strategy Aggressive             0.46    0.43         0.25       0.25         0.38      0.38         1.09        1.06
   Tax-Free Money                  0.36    0.36         0.00       0.10         0.23      0.23         0.59        0.69
   Utilities                       0.61    0.64         0.25       0.25         0.17      0.17         1.03        1.06


--------------------------------------------------------------------------------
42   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT



Table D-1A. Actual and Pro Forma Fund Expenses -- Class A, Tax-Free Money and Variable Portfolio Funds  (continued)
                                                                                                           Total Fund
(as a % of average              Management Agreement     Distribution           Other Expenses*      Operating Expenses
daily net assets)                 Actual  Pro Forma    Actual    Pro Forma     Actual   Pro Forma    Actual    Pro Forma
Variable Portfolio Funds
   VP-Blue Chip Advantage          0.54%   0.49%        0.12%      0.12%        0.12%     0.12%        0.78%       0.73%
   VP-Bond                         0.60    0.60         0.12       0.12         0.08      0.08         0.80        0.80
   VP-Capital Resource             0.61    0.61         0.12       0.12         0.05      0.05         0.78        0.78
   VP-Cash Management              0.51    0.51         0.12       0.12         0.05      0.05         0.68        0.68
   VP-Diversified Equity Income    0.55    0.54         0.12       0.12         0.50      0.50         1.17        1.16
   VP-Emerging Markets**           1.16    1.12         0.12       0.12         2.21      2.21         3.49        3.45
   VP-Equity Select**              0.64    0.67         0.12       0.12         2.23      2.23         2.99        3.02
   VP-Extra Income                 0.62    0.62         0.12       0.12         0.08      0.08         0.82        0.82
   VP-Federal Income               0.61    0.61         0.12       0.12         0.14      0.14         0.87        0.87
   VP-Global Bond                  0.84    0.84         0.12       0.12         0.11      0.11         1.07        1.07
   VP-Growth                       0.62    0.60         0.12       0.12         0.17      0.17         0.91        0.89
   VP-International                0.83    0.83         0.12       0.12         0.09      0.09         1.04        1.04
   VP-Managed                      0.59    0.59         0.12       0.12         0.05      0.05         0.76        0.76
   VP-New Dimensions               0.60    0.60         0.12       0.12         0.07      0.07         0.79        0.79
   VP-Partners Small Cap Value     1.02    1.02         0.12       0.12         5.72      5.72         6.86        6.86
   VP-S&P 500 Index**              0.29    0.29         0.12       0.12         0.90      0.90         1.31        1.31
   VP-Small Cap Advantage          0.73    0.71         0.12       0.12         0.41      0.41         1.26        1.24
   VP-Stock**                      0.56    0.56         0.12       0.12        10.68     10.68        11.36       11.36
   VP-Strategy Aggressive          0.60    0.60         0.12       0.12         0.06      0.06         0.78        0.78




    * Includes expenses such as an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.
   ** The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.
  *** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.





--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   43

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% annual return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds
   Blue Chip Advantage          $661       $653       $  843    $  819       $1,040    $1,000        $1,612    $1,523
   Cash Management                60         70          189       221          330       385           741       862
   Discovery                     677        677          893       893        1,127     1,127         1,799     1,799
   Diversified Equity Income     666        655          861       858        1,071     1,066         1,679     1,667
   Emerging Markets              768        763        1,172     1,155        1,601     1,572         2,793     2,733
   Equity Select                 686        690          923       934        1,178     1,198         1,907     1,951
   Equity Value                  674        679          884       899        1,112     1,137         1,766     1,821
   European Equity               722        718        1,031     1,019        1,362     1,342         2,298     2,557
   Focused Growth*               702        702          986       986        1,291     1,291         2,156     2,156
   Global Balanced               714        703        1,008       972        1,323     1,263         2,215     2,089
   Global Growth                 688        687          928       925        1,188     1,183         1,929     1,918
   Global Technology             731        731        1,060     1,060        1,411     1,411         2,401     2,401
   Growth                        670        669          872       869        1,091     1,086         1,723     1,712
   Growth Dimensions*            685        684          922       914        1,177     1,162         1,907     1,875
   International                 698        696          958       952        1,238     1,228         2,036     2,015
   Large Cap Equity**            N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Large Cap Value**             N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Managed Allocation            668        664          866       855        1,081     1,061         1,701     1,656
   Mid Cap Value**               N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A




--------------------------------------------------------------------------------
44   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Example: (continued)
                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (continued)
   Mutual                       $659       $654      $   837   $   822       $1,030    $1,005        $1,590    $1,534
   New Dimensions                671        673          875       881        1,097     1,107         1,734     1,755
   Partners Fundamental Value*   705        705        1,018     1,016        1,354     1,350         2,303     2,294
   Partners International
   Aggressive Growth*            743        743        2,484     2,484          N/A       N/A           N/A       N/A
   Partners International
     Select Value*               733        733        2,612     2,612          N/A       N/A           N/A       N/A
   Partners Select Value*        719        719        1,328     1,330        1,961     1,965         3,656     3,664
   Partners Small Cap Core*      728        728        1,713     1,707        2,696     2,686         5,150     5,130
   Partners Small Cap Growth*    724        724        1,104     1,110        1,509     1,521         2,638     2,666
   Partners Small Cap Value*     728        728        1,087     1,091        1,469     1,477         2,540     2,559
   Partners Value*               705        705        1,042     1,046        1,403     1,411         2,417     2,436
   Precious Metals               745        746        1,103     1,106        1,485     1,490         2,554     2,564
   Progressive                   679        676          899       890        1,137     1,122         1,821     1,788
   Research Opportunities        686        680          923       902        1,178     1,142         1,907     1,832
   Small Cap Advantage           695        692          949       940        1,123     1,208         2,004     1,972
   Small Company Index           667        671          863       875        1,076     1,097         1,690     1,734
   Stock                         659        660          837       840        1,030     1,035         1,590     1,601
   Strategy Aggressive           680        677          902       893        1,142     1,127         1,832     1,799
   Tax-Free Money                 60         70          189       221          330       385           741       862
   Utilities                     674        677          884       893        1,112     1,127         1,766     1,799


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   45

Example: (continued)
                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Variable Portfolio Funds
   VP-Blue Chip Advantage       $ 80       $ 75       $  249    $  234       $  434    $  407        $  970    $  910
   VP-Bond                        82         82          256       256          445       445           994       994
   VP-Capital Resource            80         80          249       249          434       434           970       970
   VP-Cash Management             69         69          218       218          379       379           850       850
   VP-Diversified Equity Income  119        118          372       369          645       639         1,425     1,414
   VP-Emerging Markets*          178        178          910       902        1,664     1,648         3,653     3,620
   VP-Equity Select*             112        112          747       753        1,407     1,419         3,179     3,205
   VP-Extra Income                84         84          262       262          456       456         1,018     1,018
   VP-Federal Income              89         89          278       278          483       483         1,077     1,077
   VP-Global Bond                109        109          341       341          591       591         1,310     1,310
   VP-Growth                      93         91          290       284          505       494         1,124     1,100
   VP-International              106        106          331       331          575       575         1,276     1,276
   VP-Managed                     78         78          243       243          423       423           946       946
   VP-New Dimensions              81         81          253       253          440       440           982       982
   VP-Partners Small Cap Value   153        153        1,547     1,547        2,891     2,891         6,040     6,040
   VP-S&P 500 Index*              50         50          334       334          641       641         1,513     1,513
   VP-Small Cap Advantage        128        126          400       394          693       682         1,528     1,505
   VP-Stock*                     112        112        2,329     2,329        4,281     4,281         8,202     8,202
   VP-Strategy Aggressive         80         80          249       249          434       434           970       970

 * The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.
** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
46 AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-1B. Actual and Pro Forma Fund Expenses -- Class B
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds
   Blue Chip Advantage             0.40%     0.32%      1.00%      1.00%        0.25%     0.25%        1.65%       1.57%
   Cash Management                 0.30      0.30       0.75       0.85         0.29      0.29         1.34        1.44
   Discovery                       0.44      0.44       1.00       1.00         0.39      0.39         1.83        1.83
   Diversified Equity Income       0.49      0.48       1.00       1.00         0.22      0.22         1.71        1.70
   Emerging Markets                1.08      1.02       1.00       1.00         0.71      0.71         2.79        2.73
   Equity Select                   0.68      0.72       1.00       1.00         0.25      0.25         1.93        1.97
   Equity Value                    0.54      0.59       1.00       1.00         0.24      0.24         1.78        1.83
   European Equity                 0.78      0.74       1.00       1.00         0.52      0.52         2.30        2.26
   Focused Growth**                0.53      0.53       1.00       1.00         0.63      0.63         2.16        2.16
   Global Balanced                 0.78      0.66       1.00       1.00         0.43      0.43         2.21        2.09
   Global Growth                   0.59      0.58       1.00       1.00         0.36      0.36         1.95        1.94
   Global Technology               0.71      0.71       1.00       1.00         0.71      0.71         2.42        2.42
   Growth                          0.54      0.53       1.00       1.00         0.21      0.21         1.75        1.74
   Growth Dimensions**             0.47      0.44       1.00       1.00         0.45      0.45         1.92        1.89
   International                   0.62      0.60       1.00       1.00         0.43      0.43         2.05        2.03
   Large Cap Equity***              N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Large Cap Value***               N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Managed Allocation              0.49      0.45       1.00       1.00         0.25      0.25         1.74        1.70
   Mid Cap Value***                 N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Mutual                          0.40      0.35       1.00       1.00         0.24      0.24         1.64        1.59



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   47

Table D-1B. Actual and Pro Forma Fund Expenses -- Class B (continued)
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds (continued)
   New Dimensions                  0.58%     0.60%      1.00%      1.00%        0.18%     0.18%        1.76%       1.78%
   Partners Fundamental Value**    0.73      0.72       1.00       1.00         0.58      0.58         2.31        2.30
   Partners International
   Aggressive Growth**             1.00      1.00       1.00       1.00         8.11      8.11        10.11       10.11
   Partners International
        Select Value**             0.90      0.90       1.00       1.00         9.02      9.02        10.92       10.92
   Partners Select Value**         0.78      0.79       1.00       1.00         2.04      2.04         3.82        3.83
   Partners Small Cap Core**       0.97      0.94       1.00       1.00         3.84      3.84         5.81        5.78
   Partners Small Cap Growth**     0.93      0.96       1.00       1.00         0.72      0.72         2.65        2.68
   Partners Small Cap Value**      0.97      0.99       1.00       1.00         0.57      0.57         2.54        2.56
   Partners Value**                0.74      0.76       1.00       1.00         0.69      0.69         2.43        2.45
   Precious Metals                 0.76      0.77       1.00       1.00         0.78      0.78         2.54        2.55
   Progressive                     0.53      0.50       1.00       1.00         0.33      0.33         1.86        1.83
   Research Opportunities          0.60      0.53       1.00       1.00         0.32      0.32         1.92        1.85
   Small Cap Advantage             0.63      0.60       1.00       1.00         0.39      0.39         2.02        1.99
   Small Company Index             0.38      0.42       1.00       1.00         0.34      0.34         1.72        1.76
   Stock                           0.47      0.48       1.00       1.00         0.17      0.17         1.64        1.65
   Strategy Aggressive             0.46      0.43       1.00       1.00         0.40      0.40         1.86        1.83
   Utilities                       0.61      0.64       1.00       1.00         0.19      0.19         1.80        1.83

  * Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

 ** The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

*** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
48   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Assume you invest
$10,000 and the fund earns a 5% annual return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:


                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds
   Blue Chip Advantage          $568       $560       $  821    $  796       $  998    $  956        $1,756    $1,667
   Cash Management               536        547          725       756          835       888         1,410     1,524
   Discovery                     586        586          876       876        1,091     1,091         1,950     1,950
   Diversified Equity Income     574        572          839       836        1,029     1,024         1,822     1,811
   Emerging Markets              682        676        1,165     1,146        1,575     1,545         2,938     2,879
   Equity Select                 596        600          906       919        1,143     1,163         2,058     2,101
   Equity Value                  581        586          861       876        1,065     1,091         1,901     1,956
   European Equity               633        629        1,019     1,007        1,331     1,311         2,447     2,405
   Focused Growth*               611        611          969       969        1,253     1,253         2,298     2,298
   Global Balanced               624        612          991       955        1,286     1,225         2,356     2,231
   Global Growth                 598        597          913       909        1,153     1,148         2,079     2,069
   Global Technology             645        645        1,055     1,055        1,391     1,391         2,564     2,564
   Growth                        578        576          851       848        1,050     1,045         1,866     1,855
   Growth Dimensions*            594        592          902       894        1,137     1,122         2,049     2,018
   International                 608        606          943       937        1,204     1,194         2,186     2,165
   Large Cap Equity**            N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Large Cap Value**             N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Managed Allocation            577        573          848       836        1,045     1,024         1,852     1,808
   Mid Cap Value**               N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   49

Example: (continued)
                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (continued)
   Mutual                       $567       $562      $   818   $   802      $   993   $   967        $1,742    $1,687
   New Dimensions                579        581          854       861        1,055     1,065         1,877     1,899
   Partners Fundamental Value*   614        614        1,003     1,000        1,318     1,314         2,444     2,434
   Partners International
   Aggressive Growth*            655        655        2,525     2,525          N/A       N/A           N/A       N/A
   Partners International
      Select Value*              645        645        2,657     2,657          N/A       N/A           N/A       N/A
   Partners Select Value*        629        629        1,324     1,326        1,937     1,941         3,791     3,799
   Partners Small Cap Core*      639        639        1,723     1,717        2,687     2,676         5,278     5,258
   Partners Small Cap Growth*    634        634        1,092     1,098        1,476     1,488         2,777     2,805
   Partners Small Cap Value*     639        639        1,074     1,078        1,435     1,443         2,679     2,698
   Partners Value*               614        614        1,027     1,031        1,368     1,376         2,558     2,576
   Precious Metals               657        658        1,091     1,094        1,451     1,456         2,693     2,703
   Progressive                   589        586          885       876        1,107     1,091         1,980     1,948
   Research Opportunities        595        588          903       882        1,138     1,102         2,050     1,975
   Small Cap Advantage           605        602          934       925        1,189     1,174         2,154     2,122
   Small Company Index           575        579          842       854        1,034     1,055         1,833     1,877
   Stock                         567        568          818       821          993       998         1,742     1,753
   Strategy Aggressive           589        586          885       876        1,107     1,091         1,983     1,950
   Utilities                     583        586          867       876        1,076     1,091         1,918     1,950

  * The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

 ** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
50   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-1C. Actual and Pro Forma Fund Expenses -- Class C
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds
   Blue Chip Advantage             0.40%     0.32%      1.00%      1.00%        0.27%     0.27%        1.67%       1.59%
   Cash Management                 0.30      0.30       0.75       0.75         0.29      0.29         1.34        1.34
   Discovery                       0.44      0.44       1.00       1.00         0.39      0.39         1.83        1.83
   Diversified Equity Income       0.49      0.48       1.00       1.00         0.22      0.22         1.71        1.70
   Emerging Markets                1.08      1.02       1.00       1.00         0.71      0.71         2.79        2.73
   Equity Select                   0.68      0.72       1.00       1.00         0.29      0.29         1.97        2.01
   Equity Value                    0.54      0.59       1.00       1.00         0.27      0.27         1.81        1.86
   European Equity                 0.78      0.74       1.00       1.00         0.52      0.52         2.30        2.26
   Focused Growth**                0.53      0.53       1.00       1.00         0.63      0.63         2.16        2.16
   Global Balanced                 0.78      0.66       1.00       1.00         0.43      0.43         2.21        2.09
   Global Growth                   0.59      0.58       1.00       1.00         0.36      0.36         1.95        1.94
   Global Technology               0.71      0.71       1.00       1.00         0.71      0.71         2.42        2.42
   Growth                          0.54      0.53       1.00       1.00         0.21      0.21         1.75        1.74
   Growth Dimensions**             0.47      0.44       1.00       1.00         0.45      0.45         1.92        1.89
   International                   0.62      0.60       1.00       1.00         0.43      0.43         2.05        2.03
   Large Cap Equity***              N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Large Cap Value***               N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Managed Allocation              0.49      0.45       1.00       1.00         0.25      0.25         1.74        1.70
   Mid Cap Value***                 N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Mutual                          0.40      0.35       1.00       1.00         0.24      0.24         1.64        1.59



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   51

Table D-1C. Actual and Pro Forma Fund Expenses -- Class C (continued)
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds (continued)
   New Dimensions                  0.58%      0.60%        1.00%     1.00%        0.18%     0.18%         1.76%     1.78%
   Partners Fundamental Value**    0.73       0.72         1.00      1.00         0.58      0.58          2.31      2.30
   Partners International
   Aggressive Growth**             1.00       1.00         1.00      1.00         8.11      8.11         10.11     10.11
   Partners International
       Select Value**              0.90       0.90         1.00      1.00         9.02      9.02         10.92     10.92
   Partners Select Value**         0.78       0.79         1.00      1.00         2.04      2.04          3.82      3.83
   Partners Small Cap Core**       0.97       0.94         1.00      1.00         3.84      3.84          5.81      5.78
   Partners Small Cap Growth**     0.93       0.96         1.00      1.00         0.72      0.72          2.65      2.68
   Partners Small Cap Value**      0.97       0.99         1.00      1.00         0.57      0.57          2.54      2.56
   Partners Value**                0.74       0.76         1.00      1.00         0.69      0.69          2.43      2.45
   Precious Metals                 0.76       0.77         1.00      1.00         0.75      0.75          2.51      2.52
   Progressive                     0.53       0.50         1.00      1.00         0.33      0.33          1.86      1.83
   Research Opportunities          0.60       0.53         1.00      1.00         0.32      0.32          1.92      1.85
   Small Cap Advantage             0.63       0.60         1.00      1.00         0.41      0.41          2.04      2.01
   Stock                           0.47       0.48         1.00      1.00         0.17      0.17          1.64      1.65
   Strategy Aggressive             0.46       0.43         1.00      1.00         0.43      0.43          1.89      1.86
   Utilities                       0.61       0.64         1.00      1.00         0.19      0.19          1.80      1.83

  * Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

 ** The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

*** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
52   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% annual return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds
   Blue Chip Advantage          $170       $162         $527      $502       $  908    $  867        $1,981    $1,894
   Cash Management               136        136          425       425          735       735         1,618     1,618
   Discovery                     186        186          576       576          991       991         2,153     2,153
   Diversified Equity Income     174        173          539       536          929       924         2,024     2,014
   Emerging Markets              282        276          865       847        1,475     1,445         3,122     3,064
   Equity Select                 200        204          619       631        1,063     1,084         2,301     2,342
   Equity Value                  184        189          570       585          981     1,007         2,132     2,185
   European Equity               233        229          719       707        1,231     1,211         2,640     2,600
   Focused Growth*               211        211          669       669        1,153     1,153         2,491     2,491
   Global Balanced               224        212          691       655        1,186     1,125         2,549     2,425
   Global Growth                 198        197          613       609        1,053     1,048         2,280     2,269
   Global Technology             245        245          755       755        1,291     1,291         2,761     2,761
   Growth                        178        177          551       548          950       945         2,067     2,057
   Growth Dimensions*            194        192          602       594        1,037     1,022         2,247     2,216
   International                 208        206          643       637        1,104     1,094         2,384     2,363
   Large Cap Equity**            N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Large Cap Value**             N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Managed Allocation            177        173          548       536          945       924         2,057     2,014
   Mid Cap Value**               N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   53

Example: (continued)
                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (continued)
   Mutual                       $167       $162      $   518   $   502      $   893   $   867        $1,949    $1,894
   New Dimensions                179        181          554       561          955       965         2,078     2,100
   Partners Fundamental Value*   214        214          703       700        1,218     1,214         2,635     2,626
   Partners International
   Aggressive Growth*            255        255        2,225     2,225          N/A       N/A           N/A       N/A
   Partners International
        Select Value*            245        245        2,357     2,357          N/A       N/A           N/A       N/A
   Partners Select Value*        229        229        1,024     1,026        1,837     1,841         3,957     3,965
   Partners Small Cap Core*      239        239        1,423     1,417        2,587     2,576         5,417     5,397
   Partners Small Cap Growth*    234        234          792       798        1,376     1,388         2,962     2,989
   Partners Small Cap Value*     239        239          774       778        1,335     1,343         2,866     2,884
   Partners Value*               214        214          727       731        1,268     1,276         2,746     2,765
   Precious Metals               254        255          782       785        1,336     1,341         2,850     2,860
   Progressive                   189        186          585       576        1,107       991         2,185     2,153
   Research Opportunities        195        188          603       582        1,038     1,002         2,248     2,174
   Small Cap Advantage           207        204          640       631        1,099     1,084         2,374     2,342
   Stock                         167        168          518       521          893       898         1,949     1,960
   Strategy Aggressive           192        189          594       585        1,022     1,007         2,216     2,185
   Utilities                     183        186          567       576          976       991         2,121     2,153

  * The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

 ** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
54   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-1Y. Actual and Pro Forma Fund Expenses -- Class Y
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds
   Blue Chip Advantage             0.40%     0.32%      0.00%      0.00%        0.32%     0.32%        0.72%       0.64%
   Cash Management                 0.30      0.30       0.00       0.00         0.27      0.27         0.57        0.57
   Discovery                       0.44      0.44       0.00       0.00         0.42      0.42         0.86        0.86
   Diversified Equity Income       0.49      0.48       0.00       0.00         0.29      0.29         0.78        0.77
   Emerging Markets                1.08      1.02       0.00       0.00         0.76      0.76         1.84        1.78
   Equity Select                   0.68      0.72       0.00       0.00         0.32      0.32         1.00        1.04
   Equity Value                    0.54      0.59       0.00       0.00         0.32      0.32         0.86        0.91
   European Equity                 0.78      0.74       0.00       0.00         0.57      0.57         1.35        1.31
   Focused Growth**                0.53      0.53       0.00       0.00         0.71      0.71         1.24        1.24
   Global Balanced                 0.78      0.66       0.00       0.00         0.53      0.53         1.31        1.19
   Global Growth                   0.59      0.58       0.00       0.00         0.42      0.42         1.01        1.00
   Global Technology               0.71      0.71       0.00       0.00         0.78      0.78         1.49        1.49
   Growth                          0.54      0.53       0.00       0.00         0.29      0.29         0.83        0.82
   Growth Dimensions**             0.47      0.44       0.00       0.00         0.53      0.53         1.00        0.97
   International                   0.62      0.60       0.00       0.00         0.49      0.49         1.11        1.09
   Large Cap Equity***              N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Large Cap Value***               N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Managed Allocation              0.49      0.45       0.00       0.00         0.31      0.31         0.80        0.76
   Mid Cap Value***                 N/A       N/A        N/A        N/A          N/A       N/A          N/A         N/A
   Mutual                          0.40      0.35       0.00       0.00         0.31      0.31         0.71        0.66



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   55

Table D-1Y. Actual and Pro Forma Fund Expenses -- Class Y (continued)
                                                                                                         Total Fund
(as a % of average              Management Agreement      Distribution          Other Expenses*      Operating Expenses
daily net assets)                Actual   Pro Forma    Actual   Pro Forma     Actual   Pro Forma     Actual    Pro Forma
Retail Funds (continued)
   New Dimensions                  0.58%      0.60%        0.00%     0.00%        0.26%     0.26%         0.84%     0.86%
   Partners Fundamental Value**    0.73       0.72         0.00      0.00         0.64      0.64          1.37      1.36
   Partners International
   Aggressive Growth**             1.00       1.00         0.00      0.00         8.17      8.17          9.17      9.17
   Partners International
        Select Value**             0.90       0.90         0.00      0.00         9.08      9.08          9.98      9.98
   Partners Select Value**         0.78       0.79         0.00      0.00         2.10      2.10          2.88      2.89
   Partners Small Cap Core**       0.97       0.94         0.00      0.00         3.90      3.90          4.87      4.84
   Partners Small Cap Growth**     0.93       0.96         0.00      0.00         0.78      0.78          1.71      1.74
   Partners Small Cap Value**      0.97       0.99         0.00      0.00         0.63      0.63          1.60      1.62
   Partners Value**                0.74       0.76         0.00      0.00         0.75      0.75          1.49      1.51
   Precious Metals                 0.76       0.77         0.00      0.00         0.82      0.82          1.58      1.59
   Progressive                     0.53       0.50         0.00      0.00         0.42      0.42          0.95      0.92
   Research Opportunities          0.60       0.53         0.00      0.00         0.40      0.40          1.00      0.93
   Small Cap Advantage             0.63       0.60         0.00      0.00         0.45      0.45          1.08      1.05
   Small Company Index             0.38       0.42         0.00      0.00         0.41      0.41          0.79      0.83
   Stock                           0.47       0.48         0.00      0.00         0.24      0.24          0.71      0.72
   Strategy Aggressive             0.46       0.43         0.00      0.00         0.45      0.45          0.91      0.88
   Utilities                       0.61       0.64         0.00      0.00         0.27      0.27          0.88      0.91

  * Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

 ** The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

*** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
56   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the fund earns a 5% annual return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:


                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds
   Blue Chip Advantage          $ 74       $ 65         $230      $205       $  401    $  357        $  898    $  802
   Cash Management                58         58          183       183          319       319           717       717
   Discovery                      88         88          275       275          478       478         1,065     1,065
   Diversified Equity Income      80         79          249       246          434       429           970       958
   Emerging Markets              187        181          579       561          996       965         2,164     2,100
   Equity Select                 102        106          319       331          553       575         1,229     1,276
   Equity Value                   88         93          275       290          478       505         1,065     1,124
   European Equity               137        133          428       415          740       719         1,629     1,584
   Focused Growth*               118        118          386       386          674       674         1,498     1,498
   Global Balanced               133        121          415       378          719       655         1,584     1,448
   Global Growth                 103        162          322       319          559       553         1,241     1,229
   Global Technology             152        152          471       471          814       814         1,785     1,785
   Growth                         85         84          265       262          461       456         1,029     1,018
   Growth Dimensions*            101         99          318       309          552       537         1,228     1,194
   International                 113        111          353       347          612       602         1,356     1,333
   Large Cap Equity**            N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Large Cap Value**             N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A
   Managed Allocation             82         78          256       243          445       423           994       946
   Mid Cap Value**               N/A        N/A          N/A       N/A          N/A       N/A           N/A       N/A


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   57

Example: (continued)
                                      1 year                  3 years                5 years               10 years
                                Actual   Pro Forma     Actual    Pro Forma     Actual   Pro Forma     Actual   Pro Forma
Retail Funds (continued)
   Mutual                      $  73      $  67      $   227   $   211      $   396   $   368       $   886   $   826
   New Dimensions                 86         88          268       275          467       478         1,041     1,065
   Partners Fundamental Value*   119        119          414       412          732       728         1,634     1,624
   Partners International
   Aggressive Growth*            161        161        1,981     1,981          N/A       N/A           N/A       N/A
   Partners International
      Select Value*              151        151        2,118     2,118          N/A       N/A           N/A       N/A
   Partners Select Value*        134        134          745       747        1,382     1,386         3,097     3,106
   Partners Small Cap Core*      145        145        1,155     1,149        2,169     2,158         4,714     4,692
   Partners Small Cap Growth*    139        139          506       512          897       910         1,996     2,026
   Partners Small Cap Value*     145        145          488       492          855       864         1,890     1,910
   Partners Value*               119        119          440       444          784       793         1,757     1,778
   Precious Metals               161        162          499       502          861       867         1,883     1,894
   Progressive                    97         94          303       294          526       510         1,171     1,136
   Research Opportunities        102         95          319       297          553       516         1,229     1,147
   Small Cap Advantage           110        107          344       334          596       580         1,322     1,287
   Small Company Index            81         85          253       265          440       461           982     1,029
   Stock                          73         74          227       230          396       401           886       898
   Strategy Aggressive            93         90          290       281          505       488         1,124     1,089
   Utilities                      90         93          281       290          488       505         1,089     1,124

  * The fund is subject to an expense cap and the total fund operating expenses will be less for an agreed upon time frame. Reference Table D-2 for detailed information.

 ** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.




--------------------------------------------------------------------------------
58   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT


Table D-2. Current Fund Management Fees

------------------------------------------ --------------------------------------- ------------------------
Retail Funds(1)                            Management Fee (annual rate;
                                                           in billions)            Fee Cap(2) (if applicable)
------------------------------------------ --------------------------------------- ------------------------

Blue Chip Advantage                        First $.25-.54%;  next $.25-.515%;
                                           next  $.25-.49%;  next$.25-.465%;
                                           next   $1-.44%;   next $1-.41%;
                                           next $3-.38%; over $6-.35%
------------------------------------------ --------------------------------------- ------------------------


Discovery(3)                               First $.25-.64%; next $.25-.615%;
Progressive (4)                            next $.25-.59%; next $.25-.565%;
                                           next $1-.54%; over $2-.515%


------------------------------------------ --------------------------------------- ------------------------


Diversified Equity Income(5)               First $.5-.53%; next $.5-.505%;
Equity Value                               next $1-.48%; next $1-.455%;
Managed Allocation (5)                     next $3-.43%; over $6-.40%
Stock(5)


------------------------------------------ --------------------------------------- ------------------------


Emerging Markets(5),(6)                    First $.25-1.10%; next $.25-1.08%;
                                           next $.25-1.06%; next $.25-1.04%;
                                           next $1-1.02%; over $2-1.0%


------------------------------------------ --------------------------------------- ------------------------


Equity Select                              First $1-.60%; next $1-.575%;           Growth Dimensions:
Growth(5)                                  next $1-.55%; next $3-.525%;            1.15% until 7/31/03
Growth Dimensions                          next $6-.50%; next $12-.49%;            Large Cap Equity and
Large Cap Equity                           over $24-.48%                           Large Cap Value:
Large Cap Value                                                                    1.25% until 7/31/03
New Dimensions(5)


------------------------------------------ --------------------------------------- ------------------------


European Equity(6)                         First $.25-.80%; next $.25-.775%;
Global Growth(5),(6)                       next $.25-.75%; next $.25-.725%;
International(6)                           next $1-.70%; over $2-.675%
Precious Metals


------------------------------------------ --------------------------------------- ------------------------


Focused Growth                             First $.25-.65%; next $.25-.625%;       Focused Growth:
Research                                   next $.50-.60%; next $1-.575%;          1.32% until 3/31/03
   Opportunities(5)                        next $1-.55%; next $3-.525%;
                                           over $6-.50%


------------------------------------------ --------------------------------------- ------------------------

Global Balanced(6)                         First $.25-.79%; next $.25-.765%;
                                           next $.25-.74%; next $.25-.715%;
                                           next $1-.69%; over $2-.665%

------------------------------------------ --------------------------------------- ------------------------


Global Technology(5)                       First $.25-.72%; next $.25-.695%;
                                           next $.25-.67%; next $.25-.645%;
                                           next $1-.62%; over $2-.595%
------------------------------------------ --------------------------------------- ------------------------


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   59



Table D-2. Current Fund Management Fees (continued)
------------------------------------------ --------------------------------------- ------------------------

Retail Funds(1)                            Management Fee (annual rate; in         Fee Cap(2) (if
                                           billions)                               applicable)

------------------------------------------ --------------------------------------- ------------------------

Mid Cap Value                              First $1-.70%; next $1-.675%;           1.40% until 9/30/02
                                           next $1-.65%; next $3-.625%;
                                           next $6-.60%; next $12-.59%;
                                           over $24-.58%

------------------------------------------ --------------------------------------- ------------------------


Mutual(5)                                  First $1-.53%; next $1-.505%;
                                           next $1-.48%; next $3-.455%;
                                           over $6-.43%


------------------------------------------ --------------------------------------- ------------------------


Partners                                   First $.5-.73%; next $.5-.705%;         1.35% until 5/31/03
   Fundamental Value(7)                    next $1-.68%; next $1-.655%;
Partners Value(8)                          next $3-.63%; over $6-.60%


------------------------------------------ --------------------------------------- ------------------------


Partners International                     First $.25-1%; next $.25-.975%;         1.75% until 10/31/02
   Aggressive Growth(9)                    next $.25-.95%; next $.25-.925%;
                                           next $1-.90%; over $2-.875%


------------------------------------------ --------------------------------------- ------------------------


Partners International                     First $.25-.90%; next $.25-.875%;       1.65% until 10/31/02
   Select Value(10)                        next $.25-.85%; next $.25-.825%;
                                           next $1-.80%; over $2-.775%


------------------------------------------ --------------------------------------- ------------------------


Partners Select Value(4)                   First $.5-.78%; next $.5-.755%;         1.5% until 5/31/03
                                           next $1-.73%; next $1-.705%;
                                           next $3-.68%; over $6-.65%


------------------------------------------ --------------------------------------- ------------------------


Partners                                   First $.25-.97%; next $.25-.945%;       Partners
   Small Cap Core(3)                       next $.25-.92%; next $.25-.895%;           Small Cap Core and
Partners                                   over $1-.87%                            Partners
   Small Cap Value(11)                                                                Small Cap Value:
                                                                                   1.6% until 5/31/03


------------------------------------------ --------------------------------------- ------------------------


Partners Small                             First $.25-.92%; next $.25-.895%;       1.55% until 3/31/03
   Cap Growth(12)                          next $.25-.87%; next $.25-.845%;
                                           next $1-.82%; over $2-.795%


------------------------------------------ --------------------------------------- ------------------------

Small Cap  Advantage(13)                   First  $.25-.74%; next $.25-.715%;
                                           next $.25-.69%; next $.25-.665%;
                                           next   $1-.64%;   over $2-.615%

------------------------------------------ --------------------------------------- ------------------------

Small Company Index                        First $.25-.38%; next $.25-.37%;
                                           next $.25-.36%; next $.25-.35%;
                                           over $1-.34%

------------------------------------------ --------------------------------------- ------------------------

Strategy Aggressive                        First $1-.60%; next $1-.575%;
                                           next $1-.55%; next $3-.525%;
                                           over $6-.50%

------------------------------------------ --------------------------------------- ------------------------

--------------------------------------------------------------------------------
60   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-2. Current Fund Management Fees (continued)
------------------------------------------ --------------------------------------- ------------------------


Retail Funds(1)                            Management Fee (annual rate; in         Fee Cap(2) (if
                                           billions)                               applicable)

------------------------------------------ --------------------------------------- ------------------------

Utilities                                  First $.5-.61%; next $.5-.585%;
                                           next $1-.56%; next $1-.535%;
                                           next $3-.51%; over $6-.48%
------------------------------------------ --------------------------------------- ------------------------

(1) Except for Global Technology, each fund has a performance incentive adjustment based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(2) For Class A shares, total fees and expenses in excess of this percent will be waived. Fee caps for Classes B, C and Y vary slightly based on the expenses of those classes.


(3) The fund has subadvisory agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP.

(4)  The fund has a subadvisory agreement with Gabelli Asset Management Company.

(5) The fund is part of a master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.

(6) The fund has a subadvisory agreement with American Express Asset Management International Inc.

(7)  The fund has a subadvisory agreement with Davis Advisors.

(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.

(9) The fund has subadvisory agreements with American Century Investment Management, Inc. and Liberty Wanger Asset Management, L.P.

(10) The fund has a subadvisory agreement with Alliance Capital Management L.P.

(11) The fund has subadvisory agreements with Third Avenue Management LLC, Royce & Associates, Inc. and National City Investment Management Company.

(12) The fund has subadvisory agreements with INVESCO Funds Group Inc., RS Investment Management, L.P. and Neuberger Berman Management Inc.

(13) The fund has a subadvisory agreement with Kenwood Capital Management LLC.


Table D-2. Current Fund Management Fees (continued)
------------------------------------------ --------------------------------------- ------------------------


Variable Portfolio Funds                   Management Fee (annual rate; in         Fee Cap(1) (if
                                           billions)                               applicable)
------------------------------------------ --------------------------------------- ------------------------

VP-Blue Chip Advantage                     First $.5-.56%; next $.5-.545%;         VP-Stock: 1.10%
VP-Diversified Equity                      next $1-.53%; next $1-.515%;            until 4/30/03
   Income                                  next $3-.50%; over $6-.47%
VP-Stock

------------------------------------------ --------------------------------------- ------------------------


VP-Bond                                    First $1-.61%; next $1-.595%;
VP-Federal Income                          next $1-.58%; next $3-.565%;
                                           next $3-.55%; over $9-.535%


------------------------------------------ --------------------------------------- ------------------------

VP-Capital Resource                        First $1-.63%; next $1-.615%;
VP-Growth                                  next $1-.60%; next $3-.585%;
VP-New Dimensions                          over $6-.57%

------------------------------------------ --------------------------------------- ------------------------

VP-Cash Management                         First $1-.51%; next $.5-.493%;
                                           next $.5-.475%; next $.5-.458%;
                                           over $2.5-.44%

------------------------------------------ --------------------------------------- ------------------------


VP-Emerging Markets(2)                     First $.25-1.17%; next $.25-1.155%;     1.75% until 4/30/03
                                           next $.25-1.14%; next $.25 -1.125%;
                                           next $1-1.11%; over $2-1.095%


------------------------------------------ --------------------------------------- ------------------------


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   61

Table D-2. Current Fund Management Fees (continued)
------------------------------------------ --------------------------------------- ------------------------
Variable Portfolio Funds                   Management Fee (annual rate; in         Fee Cap(1) (if
                                           billions)                               applicable)

------------------------------------------ --------------------------------------- ------------------------
VP-Equity Select                           First $.25-.65%; next $.25-.635%;       1.10% until 4/30/03
                                           next $.25-.62%; next $.25-.605%;
                                           next $1-.59%; next $1-.575%;
                                           over $3-.56%


------------------------------------------ --------------------------------------- ------------------------

VP-Extra Income                            First $1-.62%; next $1-.605%;
                                           next $1-.59%; next $3-.575%;
                                           next $3-.56%; over $9-.545%

------------------------------------------ --------------------------------------- ------------------------


VP-Global Bond                             First $.25-.84%; next $.25-.825%;
                                           next $.25-.81%; next $.25-.795%;
                                           over $1-.78%


------------------------------------------ --------------------------------------- ------------------------


VP-International(2)                        First $.25-.87%; next $.25-.855%;
                                           next $.25-.84%; next $.25-.825%;
                                           next $1-.81%; over $2-.795%


------------------------------------------ --------------------------------------- ------------------------

VP-Managed                                 First $.5-.63%; next $.5-.615%;
                                           next $1-.60%; next $1-.585%;
                                           next $3-.57%; over $6-.55%

------------------------------------------ --------------------------------------- ------------------------


VP-Partners                                First $.25-1.02%; next $.25-1.00%;
   Small Cap Value(3)                      next $.25-.98%; next $.25-.96%;
                                           next $1-.94%; over $2-.92%


------------------------------------------ --------------------------------------- ------------------------

VP-S&P 500 Index                           First $1-.29%; next $1-.28%;            .495% until 4/30/03
                                           next $3-.27%; over $5-.26%

------------------------------------------ --------------------------------------- ------------------------


VP-Small Cap Advantage(4)                  First $.25-.79%; next $.25-.77%;
                                           next $.25-.75%; next $.25-.73%;
                                           next $1-.71%; over $2-.65%


------------------------------------------ --------------------------------------- ------------------------

VP-Strategy Aggressive                     First $.25-.65%; next $.25-.635%;
                                           next $.25-.62%; next $.25-.605%;
                                           next $1-.59%; over $2-.575%
------------------------------------------ --------------------------------------- ------------------------


(1)  Total fees and expenses in excess of this percent will be waived.

(2) The fund has a subadvisory agreement with American Express Asset Management International Inc.

(3) The fund has subadvisory agreements with Third Avenue Management LLC, Royce & Associates, Inc. and National City Investment Management Company.

(4)  The fund has a subadvisory agreement with Kenwood Capital Management LLC.


--------------------------------------------------------------------------------
62   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-3.


Actual and Pro Forma Investment Management Services Agreement Fees
Fund                                  Actual Fee     Pro Forma Fee   % Change
Retail Funds
   Blue Chip Advantage             $  13,295,269   $  10,519,357       (21%)
   Discovery                           1,657,144       1,641,903        (1)
   Diversified Equity Income          10,388,708      10,150,467        (2)
   Emerging Markets                    3,038,817       2,870,655        (6)
   Equity Select                      11,264,762      11,952,474         6
   Equity Value                       10,337,896      11,337,535        10
   European Equity                     1,749,863       1,665,840        (5)
   Focused Growth                        463,382         460,228        (1)
   Global Balanced                     1,247,975       1,050,268       (16)
   Global Growth                       8,625,128       8,528,881        (1)
   Global Technology                   2,346,933       2,346,933         0
   Growth                             46,332,234      45,901,875        (1)
   Growth Dimensions                   1,354,637       1,281,363        (5)
   International                       6,238,651       6,051,762        (3)
   Large Cap Equity*                         N/A             N/A       N/A
   Large Cap Value*                          N/A             N/A       N/A
   Managed Allocation                  8,045,640       7,315,052        (9)
   Mid Cap Value*                            N/A             N/A       N/A
   Mutual                             12,630,281      11,014,126       (13)
   New Dimensions                    156,837,446     162,659,468         4
   Partners Fundamental Value            861,709         852,654        (1)
   Partners International
        Aggressive Growth                 11,981          11,981         0
   Partners International Select Value     9,434           9,434         0
   Partners Select Value                  51,468          52,411         2
   Partners Small Cap Core                28,743          27,894        (3)
   Partners Small Cap Growth           1,074,990       1,113,257         4
   Partners Small Cap Value            2,111,899       2,160,137         2
   Partners Value                        778,039         799,049         3
   Precious Metals                       309,868         314,325         1
   Progressive                         1,337,549       1,252,850        (6)
   Research Opportunities              4,445,123       3,937,124       (11)
   Small Cap Advantage                 3,737,351       3,585,372        (4)
   Small Company Index                 4,135,567       4,556,651        10
   Stock                              19,192,649      19,651,969         2
   Strategy Aggressive                 7,962,141       7,358,197        (8)
   Utilities                          15,139,721      15,806,461         4
--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   63

Table D-3

Fund                                  Actual Fee     Pro Forma Fee   % Change
Variable Portfolio Funds
   VP-Blue Chip Advantage          $     432,774   $     395,926        (9%)
   VP-Bond                             9,066,435       9,066,435         0
   VP-Capital Resource                26,165,265      26,165,265         0
   VP-Cash Management                  4,588,071       4,588,071         0
   VP-Diversified Equity Income          226,096         221,970        (2)
   VP-Emerging Markets                    63,655          61,433        (3)
   VP-Equity Select                       14,536          15,315         5
   VP-Extra Income                     3,654,071       3,654,071         0
   VP-Federal Income                     380,941         380,941         0
   VP-Global Bond                      1,528,297       1,528,297         0
   VP-Growth                           1,231,521       1,192,995        (3)
   VP-International                   14,728,134      14,728,134         0
   VP-Managed                         26,202,635      26,202,635         0
   VP-New Dimensions                  27,613,749      27,613,749         0
   VP-Partners Small Cap Value             2,014           2,014         0
   VP-S&P 500 Index                      109,395         109,395         0
   VP-Small Cap Advantage                289,538         282,717        (2)
   VP-Stock                                  540             540         0
   VP-Strategy Aggressive             16,018,758      16,018,758         0

* The fund began operations in 2002 and has not yet had a fiscal year end reporting period.
--------------------------------------------------------------------------------
64   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-4. Dates Relating to Approval of Current Management Agreements
---------------------------- ---------------- ----------------- ----------------


Fund                         Date Last        Date Entered      Reason
                             Approved by      Into              Submitted to
                             Shareholders                       Shareholders
---------------------------- ---------------- ----------------- ----------------
Retail Funds
---------------------------- ---------------- ----------------- ----------------
Discovery, Growth,           9/9/94           3/20/95           *
International, Managed
Allocation, Mutual,
New Dimensions,
Precious Metals,
Progressive, Stock
---------------------------- ---------------- ----------------- ----------------
Small Cap Advantage          4/18/99          4/18/99           Initial approval
---------------------------- ---------------- ----------------- ----------------
Blue Chip Advantage,         6/16/99          7/1/99            **
Diversified Equity Income,
Emerging Markets,
Equity Select, Equity
Value,
Global Balanced,
Global Growth,
Research Opportunities,
Small Company Index,
Strategy Aggressive,
Utilities
---------------------------- ---------------- ----------------- ----------------
Global Technology            7/1/99           7/1/99            Initial approval
---------------------------- ---------------- ----------------- ----------------
European Equity,             3/9/00           3/9/00            Initial approval
Focused Growth,
Growth Dimensions
---------------------------- ---------------- ----------------- ----------------
Partners Small Cap Growth    11/9/00          11/9/00           Initial approval
---------------------------- ---------------- ----------------- ----------------
Partners Fundamental         5/10/01          5/10/01           Initial approval
Value,  Partners
International
Aggressive Growth,
Partners International
Select Value,
Partners Small Cap Value,
Partners Value
---------------------------- ---------------- ----------------- ----------------
Large Cap Equity,            1/10/02          1/10/02           Initial approval
Mid Cap Value,
Partners Select Value,
Partners Small Cap Core
---------------------------- ---------------- ----------------- ----------------
Large Cap Value              4/11/02          4/11/02           Initial approval
---------------------------- ---------------- ----------------- ----------------

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   65

---------------------------- ---------------- ----------------- ----------------


Fund                         Date Last        Date Entered      Reason
                             Approved by      Into              Submitted to
                             Shareholders                       Shareholders
---------------------------- ---------------- ----------------- ----------------
Variable Portfolio Funds
---------------------------- ---------------- ----------------- ----------------


VP-Bond,                     9/9/94           3/20/95           *
VP-Capital Resource,
VP-Cash Management,
VP-International,
VP-Managed,
VP-Strategy Aggressive


---------------------------- ---------------- ----------------- ----------------
VP-Extra Income,             4/11/96          4/11/96           Initial approval
VP-Global Bond,
VP-New Dimensions
---------------------------- ---------------- ----------------- ----------------
VP-Blue Chip Advantage,      9/13/99          9/13/99           Initial approval
VP-Diversified Equity
Income,
VP-Federal Income,
VP-Growth,
VP-Small Cap Advantage
---------------------------- ---------------- ----------------- ----------------
VP-Emerging Markets,         5/1/00           5/1/00            Initial approval
VP-S&P 500 Index
---------------------------- ---------------- ----------------- ----------------
VP-Equity Select             4/11/01          4/11/01           Initial approval
---------------------------- ---------------- ----------------- ----------------
VP-Partners Small Cap        5/9/01           5/9/01            Initial approval
Value,
VP-Stock
---------------------------- ---------------- ----------------- ----------------

  * Shareholders approved (1) basing the fee solely on the assets of the fund, not on the assets of all of the American Express Funds and (2) eliminating provisions regarding administration and accounting services. The fund and AEFC then entered into a separate Administrative Services Agreement.

 ** Shareholders approved a change in the management fee involving an increase in the fee, the addition of breakpoints and/or the addition of a performance incentive adjustment.



--------------------------------------------------------------------------------
66   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT


Table D-5. Fund Payments to AEFC and Its Affiliates*
Fund                                      Admin             Plan             Service            TA              Custody
Retail Funds
   Blue Chip Advantage               $   839,722       $16,627,617       $  304,770       $ 6,210,943       $  217,720
   Discovery                             223,384         1,360,017            3,935           862,691           89,788
   Diversified Equity Income             719,533         9,423,250           21,145         3,195,016          132,395
   Emerging Markets                      278,576         1,423,491               89         1,115,949          307,916
   Equity Select                         822,210         6,053,929           81,837         2,338,505          141,154
   Equity Value                          680,433        11,095,728            2,510         3,468,272           98,626
   European Equity                       136,777         1,094,908               55           614,473          136,483
   Focused Growth                         53,298           446,170               20           342,945           11,342
   Global Balanced                        98,158           890,146            1,788           361,902           80,005
   Global Growth                         710,917         6,843,748           14,782         3,509,859          254,289
   Global Technology                     194,084         1,607,956               85         1,464,738           73,489
   Growth                              3,193,208        33,358,014        1,259,734        11,049,320          563,372
   Growth Dimensions                      85,654         1,428,268               47           619,982           70,140
   International                         541,114         4,492,578           84,402         2,880,564          323,622
   Large Cap Equity**                        N/A               N/A              N/A               N/A              N/A
   Large Cap Value**                         N/A               N/A              N/A               N/A              N/A
   Managed Allocation                    571,810         5,432,910           20,425         2,313,883          270,466
   Mid Cap Value**                           N/A               N/A              N/A               N/A              N/A
   Mutual                              1,091,114         8,458,912          705,705         4,703,810          251,341
   New Dimensions                      7,911,702        96,991,703        5,501,233        31,406,714        1,490,795
   Partners Fundamental Value             71,365           649,317               11           281,986           58,829
   Partners International
        Aggressive Growth                    959             3,436               --               987            9,570



--------------------------------------------------------------------------------

AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   67

Table D-5. Fund Payments to AEFC and Its Affiliates* (continued)
Fund                                      Admin             Plan             Service            TA              Custody
Retail Funds (continued)
   Partners International
        Select Value                  $      838       $     3,838         $      1        $    1,948         $  9,570
   Partners Select Value                   3,959            35,827                2            21,172           13,860
   Partners Small Cap Core                 2,371            13,644                4             8,345           24,954
   Partners Small Cap Growth              92,972           552,582               23           323,427          176,447
   Partners Small Cap Value              171,697         1,148,413               82           610,630           66,103
   Partners Value                         63,396           577,320               10           234,444          153,315
   Precious Metals                        24,611           163,925                9           149,255           29,454
   Progressive                           157,294           933,519                3           489,277           37,895
   Research Opportunities                412,205         4,016,790              315         1,478,718           78,465
   Small Cap Advantage                   341,955         3,034,591              145         1,456,171           76,216
   Small Company Index                   730,484         5,824,337            7,960         2,240,968          147,836
   Stock                               1,156,491        10,914,974          843,430         4,113,941          251,882
   Strategy Aggressive                   858,122         9,374,449            4,045         5,079,727          185,968
   Utilities                             804,152        12,095,597            1,414         2,822,848          158,225
Variable Portfolio Funds
   VP-Blue Chip Advantage                 33,432            99,620              N/A               N/A           23,061
   VP-Bond                               848,035         1,873,229              N/A               N/A           95,885
   VP-Capital Resource                 1,875,677         5,398,734              N/A               N/A          323,925
   VP-Cash Management                    281,249         1,124,716              N/A               N/A           85,059
   VP-Diversified Equity Income           15,460            51,207              N/A               N/A          150,326
   VP-Emerging Markets                     5,471             6,839              N/A               N/A           57,962
   VP-Equity Select                        1,342             2,795              N/A               N/A           27,970

--------------------------------------------------------------------------------
68   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table D-5. Fund Payments to AEFC and Its Affiliates* (continued)
Fund                                      Admin            Plan             Service           TA            Custody
Variable Portfolio Funds (continued)


   VP-Extra Income                   $   312,497      $   736,708             N/A             N/A          $ 50,135


   VP-Federal Income                      32,461           78,061             N/A             N/A            20,896
   VP-Global Bond                        112,061          227,425             N/A             N/A            40,542
   VP-Growth                             102,800          249,203             N/A             N/A           187,494
   VP-International                      859,062        2,216,073             N/A             N/A           449,183
   VP-Managed                          1,309,591        5,532,568             N/A             N/A           304,550
   VP-New Dimensions                   1,967,593        5,708,239             N/A             N/A           283,557
   VP-Partners Small Cap Value               158              247             N/A             N/A             1,700
   VP-S&P 500 Index                       31,399           47,153             N/A             N/A           265,820
   VP-Small Cap Advantage                 22,991           49,728             N/A             N/A           106,376
   VP-Stock                                   39              120             N/A             N/A             1,800
   VP-Strategy Aggressive              1,192,060        3,341,490             N/A             N/A           283,424


 * The Administrative Services Agreement ("Admin") is between the fund and AEFC. The Plan and Agreement of Distribution ("Plan") and Shareholder Service Agreement ("Service") are between the fund and AEFA. The Transfer Agency ("TA") Agreement is between the fund and American Express Client Service Corporation. The Custodian Agreement ("Custody") is between the fund and American Express Trust Company. Services under these agreements will continue to be provided after the Agreement is approved. The Variable Portolio Funds do not have separate Service or TA Agreements.


** The fund began operations in 2002 and has not yet had a fiscal year end reporting period.



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   69

Table D-6. Brokerage Commissions Paid to Affiliates

                                                                      Amount of                 % of All
Fund                                           Broker/Dealer          Commissions              Commissions
Retail Funds
   Blue Chip Advantage                              AEIS(1)          $    23,611                  0.34%
   Discovery                                        AEIS(1)               11,649                   1.30
   Diversified Equity Income                        AEIS(1)               20,283                   0.30
   Emerging Markets                                     N/A                  N/A                    N/A
   Equity Select                                    AEIS(1)               85,611                   8.42
   Equity Value                                     AEIS(1)                1,701                   0.05
   European Equity                                      N/A                  N/A                    N/A
   Focused Growth                                       N/A                  N/A                    N/A
   Global Balanced                                      N/A                  N/A                    N/A
   Global Growth                                        N/A                  N/A                    N/A
   Global Technology                                AEIS(1)               77,423                  10.25
   Growth                                           AEIS(1)              147,507                   3.02
   Growth Dimensions                                AEIS(1)               18,750                   3.44
   International                                        N/A                  N/A                    N/A
   Large Cap Equity(2)                                  N/A                  N/A                    N/A
   Large Cap Value(2)                                   N/A                  N/A                    N/A
   Managed Allocation                               AEIS(1)               78,453                   1.94
   Mid Cap Value(2)                                     N/A                  N/A                    N/A
   Mutual                                           AEIS(1)              243,507                   4.97
   New Dimensions                                   AEIS(1)            1,480,185                   9.93
   Partners Fundamental Value                           N/A                  N/A                    N/A
   Partners International
       Aggressive Growth                                N/A                  N/A                    N/A
   Partners International
       Select Value                                     N/A                  N/A                    N/A
   Partners Select Value                   Gabelli & Co.(3)               73,135                  98.17
   Partners Small Cap Core                              N/A                  N/A                    N/A
   Partners Small Cap Growth                            N/A                  N/A                    N/A
   Partners Small Cap Value           M.J. Whitman, Inc.(4)              262,142                  84.03
   Partners Value                                       N/A                  N/A                    N/A
   Precious Metals                                  AEIS(1)               14,448                   1.30
   Progressive                                      AEIS(1)               28,767                   7.77
   Research Opportunities                           AEIS(1)               40,815                   1.66
   Small Cap Advantage                              AEIS(1)                3,567                   0.16
   Small Company Index                                  N/A                  N/A                    N/A
   Stock                                            AEIS(1)              548,179                   7.91
   Strategy Aggressive                              AEIS(1)               47,232                   0.69
   Utilities                                        AEIS(1)               71,428                   1.20

--------------------------------------------------------------------------------
70   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT



Table D-6. Brokerage Commissions Paid to Affiliates (continued)
                                                                      Amount of                 % of All
Fund                                           Broker/Dealer          Commissions              Commissions
Variable Portfolio Funds
   VP-Blue Chip Advantage                               N/A                  N/A                    N/A
   VP-Bond                                              N/A                  N/A                    N/A
   VP-Capital Resource                              AEIS(1)             $603,162                 10.79%
   VP-Cash Management                                   N/A                  N/A                    N/A
   VP-Diversified Equity Income                         N/A                  N/A                    N/A
   VP-Emerging Markets                                  N/A                  N/A                    N/A
   VP-Equity Select                                     N/A                  N/A                    N/A
   VP-Extra Income                                      N/A                  N/A                    N/A
   VP-Federal Income                                    N/A                  N/A                    N/A
   VP-Global Bond                                       N/A                  N/A                    N/A
   VP-Growth                                        AEIS(1)                  441                   0.33
   VP-International                                     N/A                  N/A                    N/A
   VP-Managed                                       AEIS(1)              186,633                   4.96
   VP-New Dimensions                                AEIS(1)               29,262                   1.13
   VP-Partners Small Cap Value                          N/A                  N/A                    N/A
   VP-S&P 500 Index                                     N/A                  N/A                    N/A
   VP-Small Cap Advantage                               N/A                  N/A                    N/A
   VP-Stock                                             N/A                  N/A                    N/A
   VP-Strategy Aggressive                           AEIS(1)              146,170                   2.71


(1) American Enterprise Investment Services Inc. is a wholly owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

(2) The fund began operations in 2002 and has not yet had a fiscal year end reporting period.

(3)  Gabelli & Co. is an affiliate of the fund's subadviser.

(4)  M.J. Whitman, Inc. is an affiliate of the fund's subadviser.



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   71

Table D-7. Fund Size and 5% Owners


 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds
   Blue Chip Advantage:
      Class A             $1,197,999,655      171,054,822         None
      Class B                818,670,275      119,871,357         None
      Class C                  4,858,996          713,413         None
      Class Y                200,620,018       28,581,298         None
   Bond:
      Class A              2,351,799,678      499,101,849         None
      Class B              1,051,698,684      223,165,131         None
      Class C                 22,094,177        4,683,166         None
      Class Y                292,655,321       62,094,715         None
   California Tax-Exempt:
      Class A                233,535,249       44,613,090         None
      Class B                 27,291,593        5,215,616         None
      Class C                  3,479,415          663,882           (1)
   Cash Management:
      Class A              5,689,467,033    5,689,284,268         None
      Class B                309,943,754      310,104,215         None
      Class C                  2,721,165        2,721,289           (2)
      Class Y                201,836,061      201,925,057         None
   Discovery:
      Class A                156,929,088       27,581,942         None
      Class B                 26,711,113        5,063,200         None
      Class C                     20,047            3,807           (3)
      Class Y                  1,038,259          180,716         None
   Diversified Equity Income:
      Class A              1,624,873,043      203,991,203         None
      Class B                698,383,881       87,880,229         None
      Class C                 13,835,581        1,741,182         None
      Class Y                 30,633,009        3,843,885         None
--------------------------------------------------------------------------------
72   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Emerging Markets:
      Class A            $   154,856,192       35,363,017         None
      Class B                 79,158,581       18,841,732         None
      Class C                    320,172           76,067           (4)
      Class Y                  1,799,485          408,407         None
   Equity Select:
      Class A              1,208,445,344      116,958,845         None
      Class B                325,288,235       33,441,064         None
      Class C                  6,608,707          679,378         None
      Class Y                116,388,767       11,187,817         None
   Equity Value:
      Class A                931,399,647      113,695,370         None
      Class B                638,004,873       77,800,731         None
      Class C                  3,944,897          484,028         None
      Class Y                  2,763,596          336,934         None
   European Equity:
      Class A                130,923,996       38,499,424         None
      Class B                 61,386,612       18,306,037         None
      Class C                  2,364,489          705,684         None
      Class Y                     42,824           12,572         None
   Extra Income:
      Class A              1,538,791,362      626,598,140         None
      Class B                682,920,691      278,226,122         None
      Class C                 19,605,617        8,030,683         None
      Class Y                    775,881          315,613         None
   Federal Income:
      Class A              1,220,338,132      250,876,238         None
      Class B              1,159,262,989      238,343,351         None
      Class C                 30,996,724        6,372,173         None
      Class Y                191,357,299       39,341,113         None


--------------------------------------------------------------------------------

AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   73

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Focused Growth:
      Class A           $     41,528,017       23,597,032         None
      Class B                 22,013,548       12,667,241         None
      Class C                  1,453,170          838,260         None
      Class Y                     15,458            8,748         None
   Global Balanced:
      Class A                 65,877,761       14,939,911         None
      Class B                 44,023,957       10,135,253         None
      Class C                    740,467          171,042           (5)
      Class Y                  3,380,204          762,557         None
   Global Bond:
      Class A                341,236,316       58,285,077         None
      Class B                143,285,683       24,455,391         None
      Class C                  1,962,942          335,635           (6)
      Class Y                     68,201           11,636         None
   Global Growth:
      Class A                537,012,166      119,805,637         None
      Class B                235,593,795       54,643,476         None
      Class C                  1,147,400          266,936         None
      Class Y                  9,360,535        2,079,519         None
   Global Technology:
      Class A                103,007,090       84,444,967         None
      Class B                 49,674,216       45,495,958         None
      Class C                  3,368,552        3,084,478         None
      Class Y                     57,271           47,073         None
   Growth:
      Class A              2,478,023,641      110,205,921         None
      Class B                971,051,420       45,933,147         None
      Class C                  8,083,023          382,290         None
      Class Y                630,364,224       27,729,054         None
--------------------------------------------------------------------------------
74   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Growth Dimensions:
      Class A             $  159,253,684       72,745,777         None
      Class B                 78,863,921       36,579,456         None
      Class C                  4,853,295        2,250,647         None
      Class Y                     26,990           12,296         None
   High Yield Tax-Exempt:
      Class A              4,529,831,875    1,025,537,530         None
      Class B                345,916,025       78,337,385         None
      Class C                 22,444,075        5,079,853         None
      Class Y                      1,992              450         None
   Insured Tax-Exempt:
      Class A                396,862,618       71,630,027         None
      Class B                 65,110,910       11,751,800         None
      Class C                  5,857,956        1,055,602           (7)
      Class Y                      1,452              263         None
   Intermediate Tax-Exempt:
      Class A                 64,665,104       12,251,074         None
      Class B                 15,747,142        2,983,759         None
      Class C                  3,574,583          677,724           (8)
      Class Y                      1,273              243         None
   International:
      Class A                382,924,813       63,316,776         None
      Class B                154,335,355       25,948,564         None
      Class C                  1,243,959          210,203           (9)
      Class Y                 82,028,936       13,523,183         None
   International Equity Index:
      Class D                  8,328,424        2,255,470          (10)
      Class E                 11,869,993        3,221,113          (11)
   Large Cap Equity:
      Class A                 10,036,226        2,293,737         None
      Class B                  4,407,286        1,010,177         None
      Class C                    159,466           36,492          (12)
      Class Y                     28,342            6,471         None



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   75

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Large Cap Value:
      Class A           $      2,096,130          426,122         None
      Class B                     39,405            8,011          (13)
      Class C                      9,837            2,000          (14)
      Class Y                      9,838            2,000         None
   Managed Allocation:
      Class A              1,039,918,060      132,904,838         None
      Class B                142,491,691       18,340,066         None
      Class C                  1,245,035          160,248         None
      Class Y                  8,013,717        1,024,214         None
   Massachusetts Tax-Exempt:
      Class A                 66,064,388       12,295,169         None
      Class B                 24,090,858        4,483,711         None
      Class C                  2,251,695          418,975          (15)
   Michigan Tax-Exempt:
      Class A                 69,995,877       13,136,620         None
      Class B                  8,236,860        1,545,661         None
      Class C                  1,412,273          265,016          (16)
   Mid Cap Index:
      Class D                 15,267,016        2,745,197          (17)
      Class E                 14,952,145        2,681,735          (18)
   Mid Cap Value:
      Class A                 49,863,889        9,971,989         None
      Class B                 28,574,512        5,731,617         None
      Class C                  1,257,500          252,084         None
      Class Y                     28,105            5,615         None
   Minnesota Tax-Exempt
      Class A                374,526,702       72,060,911         None
      Class B                 64,344,285       12,378,473         None
      Class C                  4,891,395          940,739          (19)
--------------------------------------------------------------------------------
76   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Mutual:
      Class A           $  1,340,654,681      159,546,734         None
      Class B                191,168,415       22,902,411         None
      Class C                  1,111,645          132,982         None
      Class Y                382,681,406       45,548,035         None


   New Dimensions:
      Class A             10,857,921,433      506,115,486         None
      Class B              4,211,791,119      205,691,905         None
      Class C                 46,778,106        2,286,740         None
      Class Y              3,506,181,474      162,698,292         None


   New York Tax-Exempt:
      Class A                 92,407,788       17,914,912          (20)
      Class B                 18,221,052        3,532,642         None
      Class C                  1,274,622          247,124          (21)
   Ohio Tax-Exempt:
      Class A                 69,429,655       12,989,135         None
      Class B                 11,811,168        2,209,981         None
      Class C                  1,271,370          237,807          (22)
   Partners Fundamental Value:
      Class A                150,660,872       36,421,108         None
      Class B                103,019,829       25,067,669         None
      Class C                  5,161,235        1,251,227         None
      Class Y                     14,505            3,503         None
   Partners International
   Aggressive Growth:
      Class A                 72,853,708       13,311,247         None
      Class B                 22,854,095        4,197,752         None
      Class C                  1,120,872          205,935          (23)
      Class Y                     25,446            4,643         None


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   77

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Partners International Select Value:
      Class A               $138,821,160       24,641,422         None
      Class B                 62,270,241       11,106,924         None
      Class C                  2,617,090          467,056         None
      Class Y                     37,429            6,634         None
   Partners Select Value:
      Class A                 47,569,374       10,066,789         None
      Class B                 32,579,675        6,907,141         None
      Class C                  1,942,688          411,888          (24)
      Class Y                      9,455            2,000         None
   Partners Small Cap Core:
      Class A                 16,450,931        3,645,030         None
      Class B                  8,292,290        1,840,459         None
      Class C                    690,276          153,363          (25)
      Class Y                     16,004            3,545         None
   Partners Small Cap Growth:
      Class A                146,702,444       39,864,451         None
      Class B                 72,140,998       19,809,547         None
      Class C                  5,485,245        1,506,381         None
      Class Y                     55,375           15,037         None
   Partners Small Cap Value:
      Class A                393,890,164       71,411,460         None
      Class B                237,943,352       43,463,246         None
      Class C                 11,910,231        2,170,402         None
      Class Y                    256,631           46,482         None
   Partners Value:
      Class A                150,290,967       35,039,689         None
      Class B                103,908,600       24,362,786         None
      Class C                  6,705,717        1,568,134         None
      Class Y                     11,715            2,728         None
--------------------------------------------------------------------------------
78   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Precious Metals:
      Class A           $     47,038,761        5,737,787         None
      Class B                140,924,398        1,890,751         None
      Class C                    207,821           26,390          (26)
      Class Y                     41,688            5,063         None
   Progressive:
      Class A                 14,997,233       25,714,521         None
      Class B                 24,769,588        4,672,795         None
      Class C                     87,013           16,501          (27)
      Class Y                      1,756              318         None
   Research Opportunities:
      Class A                214,319,274       50,717,577         None
      Class B                139,402,624       34,806,392         None
      Class C                    301,771           75,279          (28)
      Class Y                    222,221           52,148         None
   S&P 500 Index:
      Class D                 40,797,696       10,640,901         None
      Class E                195,310,752       50,777,313         None
   Selective:
      Class A              1,025,396,845      119,257,397         None
      Class B                342,188,791       39,798,974         None
      Class C                  9,675,812        1,125,548         None
      Class Y                182,325,606       21,205,127         None
   Small Cap Advantage:
      Class A                378,002,770       74,827,144         None
      Class B                201,137,568       40,801,452         None
      Class C                  5,144,106        1,043,303         None
      Class Y                    149,663           29,465         None
   Small Company Index:
      Class A                736,507,667      117,497,908         None
      Class B                481,545,401       81,000,761         None
      Class Y                 11,122,217        1,758,852         None



--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   79

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Retail Funds (continued)
   Stock:
      Class A             $1,992,131,691      116,402,257         None
      Class B                275,149,364       16,227,081         None
      Class C                  2,421,249          143,189         None
      Class Y                600,418,512       35,084,431         None
   Strategy Aggressive:
      Class A                696,881,850       71,817,494         None
      Class B                407,586,319       46,216,413         None
      Class C                  3,002,956          340,431         None
      Class Y                  1,662,342          168,779         None
   Tax-Exempt Bond:
      Class A                837,401,772      205,967,486         None
      Class B                 58,560,503       14,401,136         None
      Class C                  5,235,591        1,287,593         None
      Class Y                      1,980              487         None
   Tax-Free Money            196,029,973      196,037,728         None
   U.S. Government Mortgage:
      Class A                 71,760,220       14,131,764         None
      Class B                 43,026,414        8,470,009         None
      Class C                  6,298,959        1,239,770          (29)
      Class Y                     11,679            2,300         None
   Utilities:
      Class A              1,085,639,985      164,841,673         None
      Class B                531,370,505       81,216,388         None
      Class C                 12,217,990        1,866,785         None
      Class Y                  1,463,598          221,986         None
Variable Portfolio Funds
   VP-Blue Chip Advantage     72,663,450       10,201,331          (30)
   VP-Bond                 1,730,572,501      167,767,969          (30)
   VP-Capital Resource     2,497,370,320      144,947,054          (30)
   VP-Cash Management      1,058,408,243    1,058,788,319          (30)
   VP-Diversified Equity
        Income               276,147,539       29,478,938          (30)
   VP-Emerging Markets         9,831,673        1,309,110          (30)
--------------------------------------------------------------------------------
80   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

 (as of June 30, 2002)
Fund                         Net Assets    Outstanding Shares    5% Owners
Variable Portfolio Funds (continued)
   VP-Equity Select     $     67,625,080        7,251,638          (30)
   VP-Extra Income           587,098,561      102,856,021          (30)
   VP-Federal Income         204,621,578       19,614,114          (30)
   VP-Global Bond            213,295,358       21,379,957          (30)
   VP-Growth                 157,731,851       29,603,829          (30)
   VP-International        1,049,938,729      132,651,668          (30)
   VP-Managed              3,060,946,948      234,766,320          (30)
   VP-New Dimensions       3,409,602,064      245,235,106          (30)
   VP-Partners Small
        Cap Value             60,561,423        5,466,411          (30)
   VP-S&P 500 Index           99,888,011       14,812,448          (30)
   VP-Small Cap Advantage     66,818,043        6,549,688          (30)
   VP-Stock                    4,473,258          523,398          (30)
   VP-Strategy Aggressive  1,197,713,169      186,574,684          (30)

(1)  Miriam Thias Carr Trust,  Sacramento CA, owns 35,354 shares (6.37%).  Tommy
     E. and  Sally J.  Sims 1991 Fam  Trust,  Salinas  CA,  owns  34,386  shares
     (6.20%). Dorothy M. Mendel Rev Trust, Richmond CA, owns 32,899 shares (5.93%). Jessica R. Rothenberg and Michael E. Dodson, San Francisco CA, own 29,062 shares (5.24%).

(2) John W. Slagle, Irvine CA, owns 204,426 shares (8.71%). Joan A. Vesco Rev Trust, Sierra Vista AZ, owns 147,514 shares (6.29%).

(3) Antonia B. Palazzolo, Rocky Hill CT, owns 791 shares (27.26%). Hal C. Beckley, Branford CT, owns 695 shares (23.94%). Thai Duc Bui, Redwood City CA, owns 644 shares (22.19%).

(4) Raymond T. Snapp, Bedford IN, owns 11,553 shares (19.55%). Sandra L. Kubena, San Antonio TX, owns 4,556 shares (7.71%). Mark Carrol Nelson, Vacaville CA, owns 4,073 shares (6.89%). Frank Paul Sincaglia, Chagrin Falls OH, owns 3,070 shares (5.19%).

(5) Phillip L. Jones, Hanford CA, owns 8,830 shares (6.08%). Michael R. McCormick and Carla Z. McCormick, Louisville KY, own 8,117 shares (5.59%).

(6)  Patricia Rose Reynolds, Plymouth MN, owns 9,781 shares (6.17%).

(7)  Mary M. Stephens Irrev Trust, Calhoun GA, owns 66,061 shares (6.62%).

(8) Frank A. Maggio and Dianne K. Maggio, C/O Texaco Italiana Pouch, White Plains NY, own 37,351 shares (7.66%). Mary M. Stephens Irrev Trust, Calhoun GA, owns 29,488 shares (6.05%).

(9) Roger J. Thompson and Sylvia Ann Thompson, Boise ID, own 15,999 shares (8.92%). Sandra L. Kubena, San Antonio TX, owns 13,462 shares (7.51%). David T. Rouleau and Joann E. Rouleau, Cloquet MN, own 10,235 shares (5.71%).

(10) AEFC, Minneapolis MN, owns 1,226,935 shares (54.40%).

(11) AEFC, Minneapolis MN, owns 2,869,362 shares (89.08%).

(12) Bonnie P. Foslien and Leroy D. Foslien, Minneapolis MN, own 6,845 shares (28.07%). Daniel F. Pagano, Yonkers NY, owns 2,189 shares (8.98%). Eric T. Fiedler and Laurie Fiedler, Lakeville MN, own 2,037 shares (8.35%). Derrick
     M. Cone, Phoenix AZ, owns 1,264 shares (5.18%).

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   81

(13) Richard J. Schmaltz and Lois M. Schmaltz, Penn Yan NY, own 2,559 shares (24.05%). Lawrence A. Minor, Beavercreek OR, owns 1,698 shares (15.96%). Donavon Lee Krey, Waite Park MN, owns 1,598 shares (15.02%). Julia G.
     Haggerty, Seattle WA, owns 1,154 shares (10.84%). Dorothy A. Snyder, Lebanon OR, owns 676 shares (6.36%).

(14) Judith S. Chapman Trust, Santa Monica CA, owns 384 shares (16.10%).

(15) Rivelo C. Campagna and Joyce M. Campagna, Lunenburg MA, own 94,298 shares (25.68%). Paul J. Cormier, Leominster MA, owns 63,549 shares (17.31%). Glenlevit Trust, Leominster MA, owns 59,184 shares (16.12%). Linda Di Nardo and Alphonse A. Di Nardo, Leominster MA, own 24,398 shares (6.65%). Carole
     J. Bigney, Boston MA, owns 18,867 shares (5.14%).

(16) Marian A. Beaver Trust, Riga MI, owns 14,426 shares (12.38%). Jean M. Abramson, Laurium MI, owns 10,433 shares (8.95%). Ray W. and Gertrude E. Butler Rev Liv Trust, Clarkston MI, owns 10,148 shares (8.71%). Alan Pawlow, Grosse Pointe MI, owns 8,556 shares (7.34%). Ronald P. White and Susan L. White, Grand Rapids MI, own 8,398 shares (7.20%). Michael Wayne Miller and Sheryl Ann Miller, Mattawan MI, own 7,026 shares (6.03%).

(17) AEFC, Minneapolis MN, owns 679,093 shares (24.74%).

(18) AEFC, Minneapolis MN, owns 1,588,274 shares (59.23%).

(19) Jane Nelson and James P. Nelson, Duluth MN, own 49,143 shares (5.91%).

(20) Frank L. Skillern Jr., New York NY, owns 958,990 shares (5.37%).

(21) Bruce C. Bernhard, Fairport NY, owns 16,576 shares (7.73%). Bernadette M. Johannes, C/O Denise W. Jose AIF, Keuka Park NY, owns 11,679 shares (5.44%).

(22) Sears Family Rev Liv Trust, Parma OH, owns 78,377 shares (34.12%). Gary N. Nebinger and Maureen L. Nebinger, Dublin OH, own 19,820 shares (8.63%). Richard Joseph Shenal Jr, Twinsburg OH, owns 14,375 shares (6.26%). Bunny Kay Cowan Clark and Thomas J. Clark, Powell OH, own 12,714 shares (5.53%).

(23) Jeffrey D. Cooper, Tampa FL, owns 4,965 shares (5.01%).

(24) Victor O. Lawson, C/O Terry or C. Lawson POA, Portage MI, owns 17,760 shares (8.55%).

(25) Jeffrey D. Cooper, Tampa FL, owns 5,706 shares (7.73%). Gary L. Kaiser, West Chicago IL, owns 4,873 shares (6.60%). Mary Jo Langhorne, Iowa City IA, owns 3,859 shares (5.23%).

(26) Richard L. Venable and Susan Angela Venable, Argyle TX, own 4,815 shares (27.05%). Greg Leroy Anderson, Gainsville GA, owns 3,317 shares (18.63%). Richard C. Anderson Jr., Reading MA, owns 1,765 shares (9.92%). Mildred L. Thiem, Eastpointe MI, owns 1,684 shares (9.46%). David Alan Briden and Laurine Briden, W Des Moines IA, own 1,208 shares (6.78%).

(27) Willis P. Beverly Jr., Birmingham AL, owns 2,273 shares (14.76%). Dianna L. Padovini and Joseph A. Padovini Jr., Morgantown WV, own 2,122 shares (13.78%). Gerald W. Rowe and Linda P. Rowe, Ulster PA, own 1,894 shares (12.30%). Vicki Jean Haun Trust, Ventura CA, owns 1,210 shares (7.85%). Kay Eleanor Slade, Birmingham AL, owns 1,085 shares (7.05%). Guy Ciaccio and Joan M. Ciaccio, Gloversville NY, own 795 shares (5.16%).

(28) Shirley Ann Balliett, San Diego CA, owns 9,422 shares (12.48%). Kelly Family Trust, El Cajon CA, owns 7,655 shares (10.14%). James R. Glenn and Marcia E. Glenn, Crete NE, own 4,929 shares (6.53%). Michael C. Farah Trust and Katrina L. Farah Trust, Bloomfield MI, own 4,836 shares (6.41%).

(29) Husted Ranches In, Jackson MT, owns 82,828 shares (8.75%).

(30) 100% of the fund's assets are owned by the separate accounts of IDS Life, IDS Life of New York, ACL, AEL and APL.

--------------------------------------------------------------------------------
82   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund's Independent Public Accountant. The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company must be audited at least once each year by independent public accountants selected by a majority of the independent Board members. The fund's Board has selected KPMG LLP to be the fund's independent public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Board's Joint Audit Committee that they are independent accountants with respect to the fund.
The independent accountants examine annual financial statements for the fund and provide other requested non-audit and tax-related services to the fund. The Board's Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

Fund-Related Fees

o Audit Fees. During the year ended June 30, 2002, the fee paid to KPMG LLP for professional services rendered for the audits of the annual financial statements for the fund was as follows:


Table D-8. Audit Fees

Fund                                                              Audit Fees
Retail Funds
   Blue Chip Advantage                                             $25,000
   Bond                                                             42,000
   California Tax-Exempt                                            17,500
   Cash Management                                                  36,000
   Discovery                                                        26,250
   Diversified Equity Income                                        34,000
   Emerging Markets                                                 24,750
   Equity Select                                                    28,000
   Equity Value                                                     23,750
   European Equity                                                  14,250
   Extra Income                                                     48,000


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   83

Fund                                                              Audit Fees
Retail Funds (continued)
   Federal Income                                                  $47,250
   Focused Growth                                                   14,000
   Global Balanced                                                  18,250
   Global Bond                                                      32,750
   Global Growth                                                    32,750
   Global Technology                                                21,250
   Growth                                                           38,000
   Growth Dimensions                                                14,250
   High Yield Tax-Exempt                                            50,000
   Insured Tax-Exempt                                               19,000
   Intermediate Tax-Exempt                                          15,500
   International                                                    39,000
   International Equity Index                                       15,500
   Large Cap Equity*                                                   N/A
   Large Cap Value*                                                    N/A
   Managed Allocation                                               42,250
   Massachusetts Tax-Exempt                                         16,000
   Michigan Tax-Exempt                                              16,000
   Mid Cap Index                                                    13,750
   Mid Cap Value*                                                      N/A
   Minnesota Tax-Exempt                                             19,000
   Mutual                                                           43,250

   New Dimensions                                                   46,000

   New York Tax-Exempt                                              17,500
   Ohio Tax-Exempt                                                  16,000
   Partners Fundamental Value                                       13,750
   Partners International Aggressive Growth                         14,000
   Partners International Select Value                              14,000
   Partners Select Value                                            13,750
   Partners Small Cap Core                                          13,750
   Partners Small Cap Growth                                        14,000
   Partners Small Cap Value                                         13,750
   Partners Value                                                   13,750
   Precious Metals                                                  20,250
   Progressive                                                      26,000
--------------------------------------------------------------------------------
84   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Fund                                                              Audit Fees
Retail Funds (continued)
   Research Opportunities                                          $24,000
   S&P 500 Index                                                    13,750
   Selective                                                        43,250
   Small Cap Advantage                                              16,250
   Small Company Index                                              21,500
   Stock                                                            43,250
   Strategy Aggressive                                              23,500
   Tax-Exempt Bond                                                  36,750
   Tax-Free Money                                                   22,000

   U.S. Government Mortgage                                         14,500

   Utilities                                                        28,000
Variable Portfolio Funds
   VP-Blue Chip Advantage                                           14,000
   VP-Bond                                                          24,250
   VP-Capital Resource                                              23,500
   VP-Cash Management                                               18,250
   VP-Diversified Equity Income                                     14,000
   VP-Emerging Markets                                              14,500
   VP-Equity Select                                                 13,750
   VP-Extra Income                                                  19,750
   VP-Federal Income                                                14,500
   VP-Global Bond                                                   17,750
   VP-Growth                                                        14,250
   VP-International                                                 21,250
   VP-Managed                                                       22,000
   VP-New Dimensions                                                23,250
   VP-Partners Small Cap Value                                       9,000

   VP-S&P 500 Index                                                 14,000

   VP-Small Cap Advantage                                           14,000

   VP-Stock                                                          8,000

   VP-Strategy Aggressive                                           18,500

* The fund began operations in 2002 and has not yet had a fiscal year end reporting period.


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   85

o All Other Fees. During the year ended June 30, 2002, KPMG LLP was paid $193,150 for tax-related services rendered to the funds and $46,000 for other procedures requested by the Board or required by the 1940 Act.

AEFC Related Fees
o Audit Fees. For the year ended June 30, 2002, KPMG LLP was paid $15,000 by AEFC for additional professional services rendered in connection with the audit of the funds' financial statements.

o Financial Information Systems Design and Implementation Fees. For the year ended June 30, 2002, no financial information systems design and implementation fees were paid to KPMG LLP by the American Express Funds, American Express Company, AEFC or affiliates.


o All Other Fees. For the year ended June 30, 2002, KPMG LLP was paid $112,200 for non-audit services related to consulting, attestation services for transfer agent review and tax-related services rendered to AEFC and $115,989 for non-audit services related to consulting and tax-related services rendered to American Express Company or affiliates.


SECTION E -- BOARD  MEMBER  INFORMATION


This  section  contains  the  following information:

o Table E-1 shows the compensation paid to Board members by each fund in its last fiscal year

o Table E-2 shows the total number of shares of all the funds owned by the Board members and the number of shares owned in each individual fund.



Table E-1. Board Member Compensation(1)
                       DeSimone           Hall       Hutter       Jones   Lewis(2)   Quasha(2)      Simpson
Retail Funds
Blue Chip Advantage      $2,450         $2,700       $2,915      $3,015     $  233         $--       $2,550
Bond                      1,550          2,133        2,490       2,440         --          --        2,325
California Tax-Exempt       900          1,050        1,165       1,265        400         275          900
Cash Management           2,125          2,875        3,475       3,475         --          --        3,425
Discovery                   583            967        1,033       1,033         --          --          983
Diversified Equity
   Income(4)              1,825          2,675        2,880       2,780         --          --        2,350
Emerging Markets(4)       1,183          2,217        2,547       2,447         --          --        1,717
Equity Select             1,433          1,800        1,965       2,015         --          --        1,600
Equity Value              1,675          1,975        2,140       2,140        350          --        1,775
European Equity             633          1,150        1,315       1,265         --          --          900
Extra Income(4)           2,733          3,133        3,513       3,463      1,083         533        2,733
Federal Income(4)         2,558          2,958        3,288       3,288      1,058         533        2,558
Focused Growth              800          1,100        1,265       1,265        125          --          900



--------------------------------------------------------------------------------
86   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table E-1. Board Member Compensation(1) (continued)
                       DeSimone           Hall       Hutter       Jones   Lewis(2)   Quasha(2)      Simpson
Retail Funds (continued)
Global Balanced         $   633        $ 1,150      $ 1,315     $ 1,265       $ --        $ --      $   900
Global Bond(4)            1,267          2,300        2,630       2,530         --          --        1,800
Global Growth(4)          1,700          2,833        3,163       3,063         --          --        2,333
Global Technology(4)      1,233          2,250        2,580       2,480         --          --        1,750
Growth(4)                 3,283          4,683        5,700       5,700         --          --        5,600
Growth Dimensions           583            950          958         858         --          --          808
High Yield
  Tax-Exempt(4)           3,442          4,208        4,538       4,638         --          --        3,808
Insured Tax-Exempt        1,000          1,150        1,265       1,365        450         300        1,000
Intermediate Tax-Exempt     792          1,100        1,265       1,315         --          --          900
International               983          1,583        1,748       1,698         --          --        1,333
International Equity
   Index                    800          1,050        1,265       1,365        108          --          900
Large Cap Equity(3)          --             --           --          --         --          --           --
Large Cap Value(3)           --             --           --          --         --          --           --
Managed Allocation(4)     1,675          2,508        2,755       2,605         --          --        2,175
Massachusetts
  Tax-Exempt                900          1,050        1,165       1,265        400         275          900
Michigan Tax-Exempt         900          1,050        1,165       1,265        400         275          900
Mid Cap Index               283            433          633         583        108          --          383
Mid Cap Value(3)             --             --           --          --         --          --           --
Minnesota Tax-Exempt      1,000          1,150        1,265       1,365        450         300        1,000
Mutual(4)                 2,225          3,208        3,480       3,380         --          --        2,950
New Dimensions(4)         8,125         10,892       13,925      13,925         --          --       13,825
New York Tax-Exempt         900          1,050        1,165       1,265        400         275          900
Ohio Tax-Exempt             900          1,050        1,165       1,265        400         275          900
Partners Fundamental
   Value                    392            392          392         392        292         167          342
Partners International
Aggressive Growth(3)         --             --           --          --         --          --           --
Partners International
Select Value(3)              --             --           --          --         --          --           --
Partners Select
   Value(3)                  --             --           --          --         --          --           --
Partners Small
   Cap Core(3)               --             --           --          --         --          --           --
Partners Small
   Cap Growth               800          1,100        1,265       1,265        125          --          900
Partners Small Cap
   Value                    392            392          392         392        292         167          342
Partners Value              392            392          392         392        292         167          342
Precious Metals             800          1,100        1,265       1,265        125          --          900
Progressive                 625            992        1,065       1,015         --          --          800
Research
   Opportunities(4)       1,175          1,925        2,000       2,000         --          --        1,900
S&P 500 Index               800          1,050        1,265       1,365        108          --          900


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   87

Table E-1. Board Member Compensation(1) (continued)
                       DeSimone           Hall       Hutter       Jones   Lewis(2)   Quasha(2)      Simpson
Retail Funds (continued)
Selective(4)             $2,175         $2,575       $2,905      $2,905       $875        $450       $2,175
Small Cap Advantage         925          1,225        1,390       1,390        175          --        1,025
Small Company Index       1,183          1,433        1,648       1,748        142          --        1,283
Stock(4)                  2,600          3,633        3,930       3,830         --          --        3,400
Strategy Aggressive       1,675          1,975        2,140       2,140        300          --        1,775
Tax-Exempt Bond           1,042          1,367        1,532       1,582         --          --        1,167
Tax-Free Money              800          1,050        1,215       1,315         --          --          900
U.S. Government Mortgage    217            167          167         217        167         167          217
Utilities                 1,950          2,100        2,215       2,315        875         500        1,950
Variable Portfolio Funds
VP-Blue Chip Advantage      567            933        1,015       1,015         --          --          900
VP-Bond                     917          1,367        1,582       1,532         --          --        1,417
VP-Capital Resource       1,858          2,592        3,040       3,040         --          --        2,925
VP-Cash Management          758          1,158        1,273       1,273         --          --        1,158
VP-Diversified Equity
   Income                   567          1,200        1,332       1,032         --          --          967
VP-Emerging Markets(3)       --             --           --          --         --          --           --
VP-Equity Select(3)          --             --           --          --         --          --           --
VP-Extra Income             650          1,033        1,132       1,132         --          --        1,017
VP-Federal Income           567            933        1,015       1,015         --          --          900
VP-Global Bond              567            933        1,015       1,015         --          --          900
VP-Growth                   567            933        1,015       1,015         --          --          900
VP-International          1,058          1,558        1,782       1,782         --          --        1,667
VP-Managed                1,858          2,558        3,023       2,973         --          --        2,858
VP-New Dimensions         1,900          2,600        3,007       3,007         --          --        2,892
VP-Partners
Small Cap Value(3)           --             --           --          --         --          --           --
VP-S&P 500 Index            567            667          682         782         --          --          617
VP-Small Cap Advantage      567          1,200        1,332       1,032         --          --          967
VP-Stock(3)                  --             --           --          --         --          --           --
VP-Strategy Aggressive    1,317          1,900        2,190       2,190         --          --        2,075

(1) Mr. Carlson is paid $275,000 a year by Board Services Corporation and is not paid compensation by the funds. Ms. Fraser and Messrs. Roszell and Truscott are paid by AEFC.

(2)  Mr. Lewis and Mr. Quasha have been Board members for less than a year.

(3) No compensation is paid to Board members until the fund reaches $20 million in assets.

(4) The fund is part of a master/feeder structure. The amount shown includes compensation from both the feeder fund and its related master portfolio.


--------------------------------------------------------------------------------
88   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table E-2. Board Member Holdings
Dollar range of equity securities beneficially owned on June 30, 2002

                                                                                                Aggregate dollar
                                                                                                range of equity
                                                                                               securities of all
                                                                                                American Express
                                                                                                Funds overseen by
                     Dollar range of equity securities in the fund                                Board Member
Board Member         Fund                                 Range                                      Range

Carlson              Blue Chip Advantage                  $1-$10,000
                     New Dimensions                       $50,001-$100,000
                     Partners Select Value                $1-$10,000
                     VP - Diversified Equity Income       $10,001- $50,000
                     VP - Extra Income                    $1-$10,000
                     VP - Managed                         $10,001- $50,000                           Over $100,000



DeSimone             Extra Income                         Over $100,000
                     High Yield Tax-Exempt                Over $100,000
                     Partners Small Cap Value             $50,001 -$100,000
                     Small Cap Advantage                  $50,001 -$100,000                          Over $100,000



Hall                 Cash Management                      Over $100,000                              Over $100,000



Hutter               Cash Management                      $1-$10,000
                     Growth                               Over $100,000
                     Growth Dimensions                    $50,001-$100,000
                     New Dimensions                       Over $100,000                              Over $100,000



Jones                Blue Chip Advantage                  $10,001-$50,000
                     Bond                                 $50,001-$100,000
                     Cash Management                      $10,001-$50,000
                     Emerging Markets                     $10,001-$50,000
                     Extra Income                         Over $100,000
                     Federal Income                       Over $100,000
                     Global Bond                          $50,001-$100,000
                     Growth                               $10,001-$50,000
                     New Dimensions                       Over $100,000
                     Small Cap Advantage                  $10,001-$50,000
                     Small Company Index                  $10,001-$50,000
                     Tax-Exempt Bond                      $10,001-$50,000                            Over $100,000



Lewis                Diversified Equity Income            $50,001-$100,000
                     Equity Select                        $10,001-$50,000                            $50,001-$100,000



Quasha                                                    None                                       None



Simpson              Bond                                 $10,001-$50,000
                     Extra Income                         $10,001-$50,000
                     New Dimensions                       $10,001-$50,000
                     Utilities                            $10,001-$50,000                            Over $100,000

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   89

Table E-2. Board Member Holdings (continued)
Dollar range of equity securities beneficially owned on June 30, 2002

                                                                                                Aggregate dollar
                                                                                                range of equity
                                                                                               securities of all
                                                                                                American Express
                                                                                                Funds overseen by
                     Dollar range of equity securities in the fund                                Board Member
Board Member         Fund                                 Range                                      Range

Truscott             Bond                                 $1-$10,000
                     Emerging Markets                     $1-$10,000
                     Equity Select                        $50,001-$100,000
                     Extra Income                         $50,001-$100,000
                     Growth                               $50,001-$100,000
                     International                        $10,001-$50,000
                     Large Cap Equity                     $10,001-$50,000
                     Mid Cap Value                        $10,001-$50,000
                     Mutual                               $50,001-$100,000
                     Research Opportunities               $1-$10,000                                 Over $100,000


--------------------------------------------------------------------------------
90   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit A

ADDITIONAL INFORMATION FOR SHAREHOLDERS OF PARTNERS SMALL CAP VALUE AND VP-PARTNERS SMALL CAP VALUE REGARDING NEW SUBADVISORY AGREEMENTS

Pursuant to an exemptive order granted by the SEC on July 16, 2002, the fund may enter into and materially amend subadvisory agreements without shareholder approval. The exemptive order permits AEFC, subject to board approval, to select the subadviser best suited to achieve the fund's investment objective. For example, the fund may exercise this authority in order to hire an additional subadviser, to replace a subadviser or if there is a change in control of a subadviser.

A. Subadvisory Agreement with Third Avenue. On May 23, 2002, EQSF Advisers, Inc. ("Third Avenue"), one of the fund's current Subadvisers, announced that it had reached an agreement with Affiliated Managers Group, Inc. ("AMG") for AMG to acquire a majority equity interest in Third Avenue. Upon completion of the transaction, Third Avenue's business will remain unchanged. The firm's senior principals have entered into long-term employment agreements.

Under the 1940 Act, completion of the transaction will result in the automatic termination of the current subadvisory agreement between Third Avenue and AEFC on behalf of the funds (the "Current Subadvisory Agreement"). The Board of the fund has approved a new subadvisory contract with Third Avenue to take effect on the completion of the transaction. The new Subadvisory Agreement is substantially identical to the Current Subadvisory Agreement. The services provided to the fund by Third Avenue after the transaction are expected to be substantially similar to the services currently provided to the fund by Third Avenue.

There will be no change in the fee paid by the fund. AEFC will continue to pay Third Avenue at a rate of 0.50% of average daily net assets gradually reducing to 0.40%.


Third Avenue is located at 767 Third Avenue, Fifth Floor, New York, NY. The following table provides information on the principal executive officers and directors of Third Avenue. AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, MA 01965, is an asset management holding company that holds equity interests in investment management firms.


--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   91

Name                                Title and Principal Occupation
Martin J. Whitman                   Chairman, CEO
David M. Barse                      President, COO
Michael T. Carney                   Treasurer, CFO
W. James Hall                       General Counsel, Secretary
Richard V. Barry                    Co-Controller
Julie A. Smith                      Co-Controller


Other Funds with Similar Investment Objectives Managed by Third Avenue

                                     Assets (in millions)
Name                                  as of June 30, 2002     Management Fee*
Third Avenue Small-Cap Value Fund            $463                     0.90%

* Annual rate based on average daily net assets.


B. Subadvisory Agreement with National City Investment Management Company. As a result of very strong sales in the fund, AEFC recommended to the Board that an additional subadviser be hired. The criteria for choosing a subadviser were incremental performance and reduced risk through diversification of investment style. Based on the recommendation of AEFC, the Board appointed National City Investment Management Company ("National City") as an additional subadviser to the fund. National City will make investment decisions for a portion of the fund's assets allocated to it by AEFC. National City is a highly focused, multi-style registered investment adviser, focused on the investment and service requirements of institutional clients, including corporate, public,
Taft-Hartley, foundation, endowment and mutual funds. As of June 30, 2002, National City had approximately $29 billion in assets under management. AEFC will pay National City at a rate of 0.50% of average daily net assets gradually reducing to 0.40%.


National City, with principal offices at 1900 East Ninth Street, Cleveland, OH, 44114, is a wholly owned subsidiary of National City Corporation, a publicly traded financial holding company. The following table provides information on the principal executive officers and directors of National City.

Name                     Title and Principal Occupation
Paul G. Clark            Director and Chairman
Donald L. Ross           Director/President/Managing Director/
                         Chief Investment Officer
Kathleen T. Barr         Director/Managing Director
Sandra I. Kiely          Managing Director/Chief Administrative Officer
Timothy F. McDonough     Managing Director, Client Services
Daniel G. Bandi          Managing Director, Equities
--------------------------------------------------------------------------------
92   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Other Funds with Similar Investment Objectives Managed by National City

                                     Assets (in millions)
Name                                  as of June 30, 2002     Management Fee*

Armada Small Cap Value Fund                  $977                     1.00%

* Annual rate based on average daily net assets.


In evaluating  the  recommendation  to hire a subadviser for the fund, the Board
considered,   among  other  factors:

o The favorable history, reputation, qualification and background of the subadviser, as well as the qualifications of its personnel and its financial condition.

o The expertise that the subadviser offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios.

o    The subadviser's proposed investment strategy for the fund.

o    The  fund's  long-  and  short-term  investment   performance  relative  to
     comparable mutual funds and unmanaged indexes.

o    The investment management fee will not change.

o The terms of the subadvisory agreement are consistent with the language of the registration statement of the fund and the Investment Management Services Agreement between the fund and AEFC.

At a meeting held on July 10-11, 2002, called for the purpose of considering the proposals, the Board determined that it would be in the best interests of the fund and its shareholders to retain Third Avenue and National City as subadvisers for the fund. By vote cast in person, the independent members first and then the Board as a whole unanimously approved the Subadvisers and approved the subadvisory agreements between AEFC and each Subadviser.

There will be no change in the fees paid by the fund. The fees paid by the fund to AEFC will remain the same. AEFC, not the fund, will pay the Subadvisers.

--------------------------------------------------------------------------------
AMERICAN EXPRESS FUNDS -- PROXY STATEMENT   93

(logo)
American
  Express
 Funds

                                                                    Non-M


                                                          S-6420 A (9/02)

(logo)
American
  Express
 Funds

Proxy  Statement  Summary
September 14, 2002

Here's a brief overview of some of the changes being recommended for your American Express mutual fund or variable annuity fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: What am I being asked to vote on?

At all regular meetings, shareholders elect Board members. In addition, shareholders at this meeting will vote on other proposals. These include:

|X|  Changing voting procedures from a share-based to a dollar-based system,

|X| Authorizing American Express Financial Corporation (the funds' investment adviser), subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval,


|X|  Changing the method of calculating  the  Performance  Incentive  Adjustment
     (PIA) to the investment management fee (the PIA rewards the fund's investment adviser for performance above a Lipper index and reduces its compensation for performance that is below the index),


|X| Changing the classification of AXP Global Technology Fund from diversified to non-diversified,


|X| Adding a 0.10% distribution plan to AXP Cash Management Fund (Class A and B shares) and AXP Tax-Free Money Fund, and


|X|  Approving a plan of liquidation for AXP International Equity Index Fund.

Again, we encourage you to read the full text of the proxy statement to obtain a more detailed understanding of these issues.

Q: Is my vote important?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. And your Fund pays for most of the cost of holding a shareholder meeting. Until the Fund is sure that a quorum has been reached (in most cases, 50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost your Fund money - so please, vote immediately.

Q: What do Board members do?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

        1. By mail with the enclosed proxy card
        2. By telephone
        3. By Web site
        4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 208-5310.

American                                                                   PROXY
  Express(R)
 Funds
                             AMERICAN EXPRESS FUNDS
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268
                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          To be held November 13, 2002

Your fund(s) will hold a regular shareholders' meeting at 11:00 a.m. on November 13, 2002, at The Marquette Hotel, 701 Marguette Avenue, Minneapolis, MN in the Red River Room on the third floor. This will be a joint meeting of the funds listed below. You are entitled to vote at the meeting if you were a shareholder on September 14, 2002. Please read the proxy statement. The Board recommends that you vote FOR each proposal. Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

                          VOTE VIA THE INTERNET: americanexpress.com/proxyvoting VOTE VIA THE TELEPHONE: 1-866-837-1891
                          CONTROL NUMBER: 999 9999 999


                          Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                          ------------------------------------------------
                          Signature

                          ------------------------------------------------
                          Signature of joint owner, if any

                          ------------------------------------------------
                          Date                                   12606_AEP

FUND                                   FUND                                   FUND
Fund Name Drop-In 1     2652.8576      Fund Name Drop-In 2       1026.8572    Fund Name Drop-In 3         1026.8572
Fund Name Drop-In 4    57858.6497      Fund Name Drop-In 5       3365.9812    Fund Name Drop-In 6         3365.9812
Fund Name Drop-In 7      103.0851      Fund Name Drop-In 8       9658.0602    Fund Name Drop-In 9         9658.0602
Fund Name Drop-In 10    7023.0960      Fund Name Drop-In 11     85269.9172    Fund Name Drop-In 12       85269.9172

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]


[X] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

1.    To elect Board members.
                                                                                        FOR    WITHHOLD  FOR ALL
     01 Arne H. Carlson      02 Philip J. Carroll, Jr.  03 Livio D. DeSimone            ALL      ALL     EXCEPT*
     04 Barbara H Fraser     05 Ira D. Hall             06 Heinz F. Hutter
     07 Anne P. Jones        08 Stephen R. Lewis, Jr.   09 Alan G. Quasha               [ ]      [ ]       [ ]
     10 Stephen W. Roszell   11 Alan K. Simpson         12 Alison Taunton-Rigby
     13 William F. Truscott

If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number and the fund name on the line provided below:

________________________________________________________________________________


2.    Amend the Articles of Incorporation/Declaration of Trust:

2(a). To allow one vote/dollar instead of one vote/share.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]
Fund Name Drop-In 10   [ ]    [ ]      [ ]   Fund Name Drop-In 11  [ ]    [ ]      [ ]   Fund Name Drop-In 12  [ ]    [ ]      [ ]

2(b).  To change the name of the corporation.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]
Fund Name Drop-In 10   [ ]    [ ]      [ ]   Fund Name Drop-In 11  [ ]    [ ]      [ ]   Fund Name Drop-In 12  [ ]    [ ]      [ ]

3. Approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]
Fund Name Drop-In 10   [ ]    [ ]      [ ]   Fund Name Drop-In 11  [ ]    [ ]      [ ]   Fund Name Drop-In 12  [ ]    [ ]      [ ]

4.     Approve changes to the Investment Management Services Agreement:

4(a).  Add a performance incentive adjustment.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]

4(b).  Modify the performance incentive adjustment calculation.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]
Fund Name Drop-In 10   [ ]    [ ]      [ ]   Fund Name Drop-In 11  [ ]    [ ]      [ ]   Fund Name Drop-In 12  [ ]    [ ]      [ ]

4(c).  Eliminate the performance incentive adjustment.

                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]

4(d).  Change the investment manager from IDS Life Insurance Company to American
       Express Financial Corporation.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]

5.     Change the fund's classification from diversified to non-diversified.

                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]

6.     Add a Plan and Agreement of Distribution.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]

7.     Approve a Plan of Liquidation.

                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]


                EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

(logo)
AMERICAN
 EXPRESS

                                IMPORTANT NOTICE

Your vote is important. Please select one of the following voting methods:

o Vote by Mail. Sign, date and vote the enclosed proxy card(s) and return in the postage paid envelope.

o Vote by Internet. Log onto americanexpress.com/proxyvoting, enter the 14-digit control number on your proxy card and follow the instructions.

o Vote by Touch-tone phone. Call 1- 866-837-1891, enter your 14-digit control number and follow the instructions. This option accepts shareholder voting of all holdings together on all proposals for the control number entered. If you want to vote on each proposal separately, please vote either by mail or by internet. Thank you.


(logo)
AMERICAN
 EXPRESS

                                IMPORTANT NOTICE

Your vote is important. Please select one of the following voting methods:

o Vote by Mail. Sign, date and vote the enclosed proxy card(s) and return in the postage paid envelope.

o Vote by Internet. Log onto americanexpress.com/proxyvoting, enter the 14-digit control number on your proxy card and follow the instructions.

o Vote by Touch-tone phone. Call 1- 866-837-1891, enter your 14-digit control number and follow the instructions. This option accepts shareholder voting of all holdings together on all proposals for the control number entered. If you want to vote on each proposal separately, please vote either by mail or by internet. Thank you.